PROSPECTUS

                               PRIME INCOME TRUST

    PRIME INCOME TRUST (THE "TRUST") IS A NON-DIVERSIFIED, CLOSED-END MANAGEMENT INVESTMENT COMPANY WHICH SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE TRUST SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE THROUGH INVESTMENT PRIMARILY IN INTERESTS IN SENIOR COLLATERALIZED LOANS ("SENIOR LOANS") TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES ("BORROWERS"). AN INVESTMENT IN THE TRUST MAY NOT BE APPROPRIATE FOR ALL INVESTORS, AND THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

    SENIOR LOANS IN WHICH THE TRUST MAY INVEST GENERALLY WILL PAY INTEREST AT RATES WHICH FLOAT OR ARE RESET AT A MARGIN ABOVE A GENERALLY RECOGNIZED BASE LENDING RATE. THESE BASE LENDING RATES ARE GENERALLY THE PRIME RATE QUOTED BY A MAJOR U.S. BANK, THE LONDON INTER-BANK OFFERED RATE, THE CERTIFICATE OF DEPOSIT RATE OR OTHER BASE LENDING RATES USED BY COMMERCIAL LENDERS. THE INVESTMENT ADVISER BELIEVES THAT OVER TIME THE EFFECTIVE YIELD OF THE TRUST WILL EXCEED MONEY MARKET RATES AND WILL TRACK THE MOVEMENTS OF THE PUBLISHED PRIME RATE OF MAJOR U.S. BANKS.

    THE BOARD OF TRUSTEES OF THE TRUST CURRENTLY INTENDS, EACH QUARTER, TO CONSIDER AUTHORIZING THE TRUST TO MAKE TENDER OFFERS FOR ALL OR A PORTION OF ITS OUTSTANDING SHARES OF BENEFICIAL INTEREST (THE "SHARES") AT THE THEN CURRENT NET ASSET VALUE OF THE SHARES. AN EARLY WITHDRAWAL CHARGE PAYABLE TO DEAN WITTER INTERCAPITAL INC. (THE "INVESTMENT ADVISER" OR "INTERCAPITAL") OF UP TO 3.0% OF THE ORIGINAL PURCHASE PRICE OF SHARES WILL BE IMPOSED ON MOST SHARES HELD FOR FOUR YEARS OR LESS WHICH ARE PURCHASED BY THE TRUST PURSUANT TO TENDER OFFERS. SEE "SHARE REPURCHASES AND TENDERS." NEITHER THE TRUST NOR THE INVESTMENT ADVISER INTENDS TO MAKE A SECONDARY MARKET IN THE SHARES AT ANY TIME. ACCORDINGLY, THERE IS NOT EXPECTED TO BE ANY SECONDARY TRADING MARKET IN THE SHARES, AND AN INVESTMENT IN THE SHARES SHOULD BE CONSIDERED ILLIQUID.

    THE TRUST CONTINUOUSLY OFFERS SHARES THROUGH DEAN WITTER DISTRIBUTORS INC. (THE "DISTRIBUTOR"), AS PRINCIPAL UNDERWRITER OF THE SHARES, THROUGH CERTAIN DEALERS, INCLUDING DEAN WITTER REYNOLDS INC. ("DWR"), WHO HAVE ENTERED INTO SELECTED DEALER AGREEMENTS WITH THE DISTRIBUTOR, AT A PRICE EQUAL TO THE THEN CURRENT NET ASSET VALUE PER SHARE. THERE IS NO INITIAL SALES CHARGE ON PURCHASES OF THE SHARES. THE INVESTMENT ADVISER USES ITS OWN ASSETS, WHICH MAY INCLUDE PROFITS FROM THE ADVISORY FEE PAYABLE UNDER ITS INVESTMENT ADVISORY AGREEMENT WITH THE TRUST, AS WELL AS BORROWED FUNDS, TO COMPENSATE DEALERS PARTICIPATING IN THE CONTINUOUS OFFERING. SEE "PURCHASE OF SHARES."

    DEAN WITTER INTERCAPITAL INC., AN AFFILIATE OF DEAN WITTER DISTRIBUTORS INC., ACTS AS INVESTMENT ADVISER FOR THE TRUST. THE ADDRESS OF THE TRUST IS TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048, AND ITS TELEPHONE NUMBER IS (212) 392-1600. INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                                     CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        PRICE TO                                   PROCEEDS TO
                       PUBLIC (1)        SALES LOAD (1)           THE TRUST (2)
------------------------------------------------------------------------------------
PER SHARE                 $9.94               NONE                    $9.94
TOTAL (3)            $1,921,066,485           NONE               $1,921,066,485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) THE SHARES ARE OFFERED ON A BEST EFFORTS BASIS AT A PRICE EQUAL TO THE NET ASSET VALUE PER SHARE WHICH AS OF THE DATE OF THE PROSPECTUS IS $9.94.

(2) BEFORE DEDUCTION OF REGISTRATION FEES PAYABLE BY THE TRUST IN THE AMOUNT OF $451,818, WHICH WILL BE AMORTIZED DURING THE PERIOD IN WHICH THE SHARES ARE SUBSCRIBED AND CHARGED AS AN EXPENSE AGAINST THE INCOME OF THE TRUST.

(3) ASSUMING ALL SHARES CURRENTLY REGISTERED ARE SOLD PURSUANT TO THIS CONTINUOUS OFFERING AT A PRICE OF $9.94 PER SHARE. THE TRUST COMMENCED OPERATIONS ON NOVEMBER 30, 1989, FOLLOWING COMPLETION OF A FIRM COMMITMENT UNDERWRITING FOR 10,921,751 SHARES, WITH NET PROCEEDS TO THE TRUST OF $109,217,510. THE TRUST COMMENCED THE CONTINUOUS OFFERING OF ITS SHARES ON DECEMBER 4, 1989.

                         DEAN WITTER DISTRIBUTORS INC.

JANUARY 23, 1997

    NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE PRINCIPAL UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                            ------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Summary of Trust Expenses...............................................      3
Financial Highlights....................................................      4
Prospectus Summary......................................................      5
The Trust and its Adviser...............................................      9
Investment Objective and Policies.......................................     10
  Special Risk Factors..................................................     13
Investment Practices....................................................     16
Investment Restrictions.................................................     17
Trustees and Officers...................................................     19
Investment Advisory Agreement...........................................     24
Administrator and Administration Agreement..............................     25
Portfolio Transactions..................................................     26
Determination of Net Asset Value........................................     27
Dividends and Distributions.............................................     27
Taxation................................................................     28
Description of Shares...................................................     29
Share Repurchases and Tenders...........................................     31
Purchase of Shares......................................................     32
Yield Information.......................................................     33
Custodian, Dividend Disbursing and Transfer Agent.......................     33
Reports to Shareholders.................................................     33
Legal Counsel...........................................................     34
Experts.................................................................     34
Additional Information..................................................     34
Report of Independent Accountants.......................................     35
Financial Statements--September 30, 1996................................     36
Appendix A..............................................................     47

                            ------------------------

SUMMARY OF TRUST EXPENSES
--------------------------------------------------------------------------------

The expenses and fees set forth in the table are for the fiscal year ended September 30, 1996.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------
Sales Load Imposed on Purchases...................   None
Sales Load Imposed on Reinvested Dividends........   None
Early Withdrawal Charge...........................   3.0%

An early withdrawal charge is imposed on tenders at the following declining rates:

                                                       EARLY
                                                    WITHDRAWAL
YEAR AFTER PURCHASE                                   CHARGE
--------------------------------------------------  -----------
First.............................................   3.0%
Second............................................   2.5%
Third.............................................   2.0%
Fourth............................................   1.0%
Fifth and thereafter..............................   None

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Investment Advisory Fees..........................  0.89%
Interest Payments on Borrowed Funds...............   None
Sum of Other Expenses.............................  0.57%
Total Annual Expenses.............................  1.46%

EXAMPLE                                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------  ------   -------   -------   --------
You would pay the following expenses on
 a $1,000 investment, assuming (1) 5%
 annual return and (2) tender at the end
 of each time period:...................   $45       $66       $80       $175
You would pay the following expenses on
 the same investment, assuming no
 tender:................................   $15       $46       $80       $175

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE TRUST MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. For a more complete description of these costs and expenses, see the cover page of this Prospectus and "Investment Advisory Agreement," "Administrator and Administration Agreement" and "Share Repurchases and Tenders--Early Withdrawal Charge" in this Prospectus.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. This data should be read in conjunction with the financial statements, and notes thereto, and the unqualified report of independent accountants which are contained in this Prospectus commencing on page 50. As noted in the financial statements and in the report of Price Waterhouse LLP, the Trust invests primarily in senior collateralized loans which values have been determined in accordance with the procedures adopted by the Trustees in the absence of readily ascertainable market values.

                                                                                                             FOR THE PERIOD
                                                                                                              NOVEMBER 30,
                                                       FOR THE YEAR ENDED SEPTEMBER 30,                       1989* THROUGH
                                     ---------------------------------------------------------------------    SEPTEMBER 30,
                                       1996        1995        1994        1993        1992        1991           1990
                                     ---------   ---------   ---------   ---------   ---------   ---------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................  $    9.99   $   10.00   $    9.91   $    9.99   $   10.00   $   10.00      $  10.00
                                     ---------   ---------   ---------   ---------   ---------   ---------        ------
  Net investment income............       0.74        0.82        0.62        0.55        0.62        0.84          0.74
  Net realized and unrealized gain
   (loss)..........................      (0.04)       0.01        0.09       (0.08)      (0.01)         --         (0.01)
                                     ---------   ---------   ---------   ---------   ---------   ---------        ------
  Total from investment
   operations......................       0.70        0.83        0.71        0.47        0.61        0.84          0.73
                                     ---------   ---------   ---------   ---------   ---------   ---------        ------
  Less dividends and distributions
   from:
    Net investment income..........      (0.75)      (0.81)      (0.62)      (0.55)      (0.62)      (0.84)        (0.73)
    Net realized gain..............         --       (0.03)         --          --          --          --            --
                                     ---------   ---------   ---------   ---------   ---------   ---------        ------
Total dividends and
 distributions.....................      (0.75)      (0.84)      (0.62)      (0.55)      (0.62)      (0.84)        (0.73)
                                     ---------   ---------   ---------   ---------   ---------   ---------        ------
Net asset value, end of period.....  $    9.94   $    9.99   $   10.00   $    9.91   $    9.99   $   10.00      $  10.00
                                     ---------   ---------   ---------   ---------   ---------   ---------        ------
                                     ---------   ---------   ---------   ---------   ---------   ---------        ------
TOTAL INVESTMENT RETURN+...........       7.25%       8.57%       7.32%       4.85%       6.23%       8.77%         7.57%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses.........................       1.46%       1.52%       1.60%       1.45%       1.47%       1.52%         1.48%(2)
  Net investment income............       7.50%       8.11%       6.14%       5.53%       6.14%       8.23%         8.95%(2)
SUPPLEMENTAL DATA:
  Net assets, end of period, in
   thousands.......................   $939,471    $521,361    $305,034    $311,479    $413,497    $479,941      $328,189
Portfolio turnover rate............         72%        102%        147%         92%         46%         42%           35%(1)

------------------------
 *  COMMENCEMENT OF OPERATIONS.

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

                               PROSPECTUS SUMMARY

    THE FOLLOWING INFORMATION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS.

THE TRUST...............  Prime Income Trust (the "Trust") is a non-diversified, closed-end management investment company, organized as a Massachusetts business trust. The Trust commenced operations on November 30, 1989 (under the name "Allstate Prime
                          Income Trust") following completion of a firm commitment initial underwriting for 10,921,751 Shares, with net proceeds to the Trust of $109,217,510. The
                          Trust commenced the continuous offering of its shares on December 4, 1989. See
                          "The Trust and its Adviser."
PURCHASE OF SHARES......  The Trust is offering continuously its shares of beneficial interest, par value $.01 (the "Shares"), through Dean Witter Distributors Inc. (the
                          "Distributor"), as principal underwriter of the Shares, through certain dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Trust's Investment Adviser and Administrator, which have entered into selected dealer agreements with the Distributor, at a price per
                          Share equal to the then current net asset value per Share. The minimum investment in the Trust is $1,000 for initial investments and $100 for subsequent investments. See "Purchase of Shares."
INVESTMENT OBJECTIVE AND
POLICIES................  The investment objective of the Trust is to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its objective through investment primarily in interests in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers"). Senior Loans may take the form of syndicated loans
                          ("Syndicated Loans") or of debt obligations of Borrowers issued directly to investors in the form of debt securities ("Senior Notes"). Senior Loans in which the Trust will invest generally pay interest at rates which float or are reset at a margin above a generally recognized base lending rate. These base lending rates are generally the prime rate quoted by a major U.S. bank ("Prime
                          Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of
                          Deposit ("CD") rate or other base lending rates used by commercial lenders.
                          Under normal market conditions, the Trust will invest at least 80% of its total assets in Senior Loans. The remainder of its assets will be invested in cash or in short-term, high quality money market instruments. There is no restriction or percentage limitation with respect to the Trust's investment in illiquid securities. While the Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, it is currently anticipated that at least 80% of the Trust's total assets invested in Senior
                          Loans will consist of Senior Loans with stated maturities of between three and ten years. As a result of prepayments and amortization, however, the actual maturities of the Syndicated Loans in the Trust's portfolio are expected to range between three and four years and the Senior Notes are expected to have average maturities of approximately six to seven years. The Senior Loans in the Trust's portfolio will at all times have a dollar-weighted average time until the next interest rate determination of 90 days or less.
                          The Investment Adviser will perform its own credit analyses of Borrowers and will consider, and may rely in part on, analyses performed by lenders other than the Trust. The Trust will invest only in Senior Loans where the
                          Investment Adviser believes that the Borrower can meet debt service requirements in a timely manner and where the market value of the collateral at the time of investment equals or exceeds the amount of the Senior Loan.
                          Among other factors, the Investment Adviser will also consider the operating history, competitive position and management of the Borrower; the business outlook of the Borrower's industry and the terms of the loan agreement with the Borrower. The Investment Adviser will monitor the qualifications of
                          Borrowers on an ongoing basis. Senior Loans presently are not rated by nationally recognized statistical rating organizations. Since the minimum debt rating of a Borrower may not have a meaningful relation to the quality of such
                          Borrower's senior collateralized debt, the Trust does not impose any minimum standard regarding the rating of other debt instruments of the Borrower.
                          Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders
                          ("Agent"). Lenders may sell interests in Senior Loans to third parties
                          ("Participations") or may assign all or a portion of

                          their interest in a Senior Loan to third parties ("Assignments"). The Trust may invest in Senior Loans in the following ways: it may purchase
                          Participations, it may purchase Assignments of a portion of a Senior Loan or it may act as one of the group of Lenders originating a Senior Loan or obtain from such a Lender (through a novation) all of the rights of such Lender in a
                          Senior Loan, including the ability to enforce such rights directly against the
                          Borrower. When the Trust is a Lender, or obtains through a novation all of the rights of a Lender, it will, as a party to the loan agreement with the
                          Borrower ("Loan Agreement"), have a direct contractual relationship with the
                          Borrower and may enforce directly compliance by the Borrower with the terms of the Loan Agreement. When the Trust purchases a Participation, the Trust typically enters into a contractual relationship with the Lender or third party selling such Participation ("Selling Participant"), but not with the
                          Borrower. As a result, the Trust assumes the credit risk of the Borrower, the
                          Selling Participant and any other persons interpositioned between the Trust and the Borrower ("Intermediate Participants") and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Trust will only acquire Participations if the
                          Selling Participant, and each Intermediate Participant, is a financial institution which meets certain minimum creditworthiness standards. See
                          "Investment Objective and Policies." When the Trust purchases an Assignment, it will acquire all or a portion of the rights of the Lender or other third party whose interest is being assigned, but may not be a party to the Loan
                          Agreement and may be required to rely on such Lender or other third party to demand payment and enforce its rights against the Borrower. Assignments are arranged through private negotiations between potential assignors and potential assignees; consequently, the rights and obligations acquired by the purchaser of an Assignment may differ from and be more limited than those held by the assignor. The Trust may pay a fee or forgo a portion of interest payments when acquiring Participations and Assignments. See "Investment
                          Objective and Policies."
INVESTMENT ADVISER......  Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Adviser"),
                          whose address is Two World Trade Center, New York, New York 10048, is the
                          Trust's Investment Adviser. The Investment Adviser, which was incorporated in
                          July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co.
                          ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.
                          The Investment Adviser and its wholly-owned subsidiary, Dean Witter Services
                          Company Inc., serve in various investment management, advisory, management, and administrative capacities to one hundred investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $88 billion as of November 30, 1996. The Investment Adviser also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date. The
                          Trust's Trustees approved a new investment advisory agreement with
                          InterCapital, on December 23, 1992, as a consequence of the withdrawal of
                          Allstate Investment Management Company ("AIMCO") from its investment company advisory activities and its concomitant resignation as the Trust's Investment
                          Adviser. At a Special Meeting of Shareholders held on February 25, 1993, the shareholders approved a new Investment Advisory Agreement with InterCapital.
                          The name of the Trust was changed by the Trustees to delete the name
                          "Allstate" upon the effectiveness of the new investment advisory agreement with InterCapital. The term "Investment Adviser" refers to AIMCO prior to the
                          Special Meeting of Shareholders, and to InterCapital after the Special
                          Meeting. See "The Trust and its Adviser" and "Investment Advisory Agreement."
ADVISORY FEE............  The investment advisory fees paid to InterCapital pursuant to the new investment advisory agreement is calculated at an annual rate of 0.90% of average daily net assets on assets of the Trust up to $500 million and at an annual rate of 0.85% of average daily net assets on assets of the Trust exceeding $500 million. These fees represent a reduction of the investment advisory fees paid by the Trust to AIMCO which were calculated at the annual rate of 1.0% of average daily net assets on assets of the Trust up to $500 million and at the annual rate of 0.95% of average daily net assets on assets of the Trust exceeding $500 million. The advisory fee is higher than that paid by most other investment companies. See "Investment Advisory Agreement."

ADMINISTRATOR...........  Dean Witter Services Company Inc. (the "Administrator" or "DWSC"), a
                          wholly-owned subsidiary of InterCapital, the Investment Adviser of the Trust,
                          is the Administrator of the Trust. The term "Administrator" refers to
                          InterCapital prior to December 31, 1993 and to DWSC after that date. See
                          "Administrator and Administration Agreement" and "Purchase of Shares."
ADMINISTRATION FEE......  The Trust pays the Administrator a monthly fee at an annual rate of 0.25% of the Trust's average daily net assets. See "Administrator and Administration
                          Agreement."
DIVIDENDS AND
DISTRIBUTIONS...........  Income dividends are declared daily and paid monthly. Dividends and distributions to holders of Shares cannot be assured, and the amount of each monthly payment may vary. Capital gains, if any, will be distributed at least annually. All dividends and capital gains distributions will be reinvested automatically in additional Shares, unless the shareholder elects to receive cash distributions. See "Dividends and Distributions" and "Taxation."
SHARE REPURCHASES AND
TENDERS.................  The Board of Trustees of the Trust currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding Shares at the then current net asset value of the Shares. An early withdrawal charge payable to the Investment Adviser of up to 3.0% of the original purchase price of such Shares will be imposed on most Shares accepted for tender that have been held for four years or less. There can be no assurance that the Trust will in fact tender for any of its Shares. If a tender offer is not made or Shares are not purchased pursuant to a tender offer, Shareholders may not be able to sell their Shares. If the Trust tenders for Shares, there is no guarantee that all or any Shares tendered will be purchased. Subject to its borrowing restrictions, the Trust may incur debt to finance repurchases of its Shares pursuant to tender offers, which borrowings entail additional risks. The ability of the Trust to tender for its Shares may be limited by certain requirements of the Internal Revenue Code of 1986 that must be satisfied in order for the Trust to maintain its desired tax status as a regulated investment company. See "The Trust and its Adviser," "Purchase of
                          Shares" and "Share Repurchases and Tenders."
CUSTODIAN...............  The Bank of New York serves as Custodian of the Trust's assets. See
                          "Custodian, Dividend Disbursing and Transfer Agent."
SPECIAL CONSIDERATIONS
AND RISK FACTORS........  There is not expected to be any secondary trading market in the Shares and an investment in the Shares should be considered illiquid. Moreover, the
                          Distributor and other dealers who enter into dealer agreements with the
                          Distributor are prohibited under applicable law from making a market in the
                          Shares while the Trust is continuously offering its Shares or engaged in a tender offer for its Shares. To the extent that a secondary market does develop, however, investors should be aware that the shares of closed-end funds frequently trade in the secondary market at a discount from their net asset values. Should there be a secondary market for the Shares, it is expected that the Shares will not trade at a premium because the Trust intends to engage in a continuous offering at net asset value.
                          Due to the lack of a secondary market for the Shares and the early withdrawal charge, the Trust should be viewed as a long-term investment and not as a vehicle for short-term trading.
                          Since the Trust invests primarily in floating and variable rate obligations, the Trust's yield is likely to vary in accordance with changes in prevailing short-term interest rates. This policy should also result in a net asset value which fluctuates less than would a portfolio consisting primarily of fixed rate obligations; however, the Trust's net asset value may vary to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on Senior Loans in the Trust's portfolio, particularly if there were a sudden and extreme change in interest rates. Also, to the extent Senior Loans in the Trust's portfolio are valued based on recent pricings for similar Senior Loans, net asset value may fluctuate due to changes in pricing parameters for newly issued Senior Loans (e.g., interest rates are set at a higher or lower margin above the base lending rate than were Senior Loans in the Trust's portfolio).
                          In addition to fluctuations in net asset value which may be caused by variations in prevailing interest rates and Senior Loan pricing parameters, the Trust's net asset value would be

                          adversely affected in the event of a default on a Senior Loan and could be affected by a substantial deterioration in the creditworthiness of Borrowers or Selling Participants or Intermediate Participants or a decline in value of the collateral securing the Senior Loan. Also, if any such Borrower or Selling
                          Participant or Intermediate Participant fails to meet in a timely manner its obligations to remit principal and interest payments to the Trust, the Trust is likely to experience a decline in its net asset value.
                          Although the Trust will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans generally will be less extensive than that available for rated, registered and exchange listed securities. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent on the analytical abilities of the Investment Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.
                          The Loan Agreement with the Borrower, which establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders, will typically vest the Agent with broad discretion in enforcing and administering the Agreement. Accordingly, the success of the Trust will depend in part on the skill with which the Agent administers the terms of the Loan Agreement, monitors Borrower compliance with covenants, collects principal, interest and fee payments from Borrowers and, where necessary, enforces creditor's remedies against Borrowers. See "Investment Objective and Policies."
                          Interests in Senior Loans are not listed on any national securities exchange or automated quotation system and no regular market has developed in which interests in Senior Loans are traded. The substantial portion of the Trust's assets invested in relatively illiquid Senior Loan interests may restrict the ability of the Trust to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Trust and holders of Shares. To the extent that the Trust's investments are illiquid, the Trust may have difficulty disposing of portfolio securities in order to purchase its Shares pursuant to tender offers, if any. The Board of
                          Trustees of the Trust will consider the liquidity of the Trust's portfolio securities in determining whether a tender offer should be made by the Trust and the number of Shares to be tendered.
                          The Trust may invest in Senior Loans which are made to non-U.S. Borrowers provided that the Senior Loans are dollar-denominated and any such Borrower meets the credit standards established by the Investment Adviser for U.S.
                          Borrowers. Loans to non-U.S. Borrowers may involve risks not typically involved in loans to U.S. Borrowers.
                          The Trust's Declaration of Trust includes anti-takeover provisions, including the requirement for a 66% shareholder vote to remove Trustees and for certain mergers, issuances of Shares and asset acquisitions that could have the effect of limiting the ability of other persons or entities to acquire control of the
                          Trust and could have the effect of depriving holders of Shares of an opportunity to sell their Shares at a premium above prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. See
                          "Description of Shares--Anti-Takeover Provisions."
                          The Trust may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Trust is subject to certain risks associated with such institutions, including, among other things, changes in governmental regulation, interest rate levels and general economic conditions. See "Investment Objective and Policies" and "Investment
                          Restrictions."
                          The Trust has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of the value of its total assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. The Trust does not intend to invest, however, more than 10% of the value of its total assets in interests in Senior Loans of a single Borrower. To the extent the Trust invests its assets in obligations of a more limited number of issuers than a diversified investment company, the Trust will be more susceptible than a diversified investment company to any single corporate, economic, political or regulatory occurrence. See "Investment Objective and Policies."

THE TRUST AND ITS ADVISER
--------------------------------------------------------------------------------

Prime Income Trust (the "Trust") is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust will seek to achieve its objective through investment primarily in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers"). No assurance can be given that the Trust will achieve its investment objective. The Trust is designed primarily for long-term investment and not as a trading vehicle.

    The Trust is a trust of a type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 17, 1989 under the name "Allstate Prime Income Trust." Effective March 1, 1993, the Trust Agreement was amended to change the name of the Trust to "Prime Income Trust". Such amendment was made upon the approval by the shareholders of a new investment advisory agreement with InterCapital. The Trust commenced operations on November 30, 1989, following completion of a firm commitment initial underwriting for 10,921,751 Shares, with net proceeds to the Trust of $109,217,510. The Trust commenced the continuous offering of its shares on December 4, 1989. The Trust's principal office is located at Two World Trade Center, New York, New York 10048 and its telephone number is (212) 392-1600. The Trust is offering continuously its shares of beneficial interest, $.01 par value (the "Shares"). See "Purchase of Shares."

    An investment in Shares offers several benefits. The Trust offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available to individual investors. In managing such a portfolio, the Investment Adviser provides the Trust and its shareholders with professional credit analysis and portfolio diversification. The Trust also relieves the investor of burdensome administrative details involved in managing a portfolio of Senior Loans, even if they were available to individual investors. Such benefits are at least partially offset by the expenses involved in operating an investment company, which consist primarily of management and administrative fees and operational costs. See "Investment Advisory Agreement" and "Administrator and Administration Agreement."

    On December 23, 1992 the Trust's Trustees approved a new investment advisory agreement with InterCapital as a consequence of the withdrawal of Allstate Investment Management Company ("AIMCO") from its investment company advisory activities and its concomitant resignation as the Trust's Investment Adviser. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"). The Trust's shareholders voted to approve a new investment advisory agreement with InterCapital at a Special Meeting of Shareholders held on February 25, 1993. The shareholders also voted to approve the automatic reinstatement of the new investment advisory agreement (to the extent that such agreement would otherwise terminate as a consequence of the Sears, Roebuck and Co. ("Sears") spin-off of DWDC stock [the "Spin-Off"]), which new investment advisory agreement took effect on June 30, 1993, upon the Spin-Off by Sears of its remaining shares of DWDC. Upon approval by the shareholders of the new investment advisory agreement, InterCapital, which continued to serve at such time as the Trust's Administrator, assumed the duties of Investment Adviser which previously were performed by AIMCO and the name of the Trust was changed by the Trustees to "Prime Income Trust." The term "Investment Adviser" refers to AIMCO prior to the Special Meeting of Shareholders, and to InterCapital after the Special Meeting.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to one hundred investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $88 billion at October 31, 1996. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.

    The Trust is managed within InterCapital's Taxable Fixed-Income Group, which manages 25 funds and fund portfolios with approximately $13.2 billion in assets as of October 31, 1996. Mr. Rafael Scolari, a member of the Taxable Fixed-Income Group, is the Trust's primary portfolio manager. Mr. Scolari joined InterCapital in March 1993. Prior thereto, he was the portfolio manager of the Trust's portfolio while at AIMCO (from January, 1990 through February, 1993). During this period, he was also portfolio manager of bank loans for Allstate Life Insurance Company.

    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter Strategist Fund, Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, Dean Witter Government Income Trust, Dean Witter

Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, High Income Advantage Trust III, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Premier Income Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, InterCapital Quality Municipal Investment Trust, InterCapital Insured Municipal Bond Trust, Dean Witter Pacific Growth Fund Inc., Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Insured Municipal Trust, InterCapital California Quality Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Information Fund, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, InterCapital Insured Municipal Income Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds. In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/ DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunites Trust, TCW/ DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust will seek to achieve its objective through investment primarily in Senior Loans. Senior Loans in which the Trust will invest generally pay interest at rates which float or are reset at a margin above a generally recognized base lending rate. These base lending rates are the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to creditworthy borrowers. LIBOR is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar-denominated deposits for a specified period of time. The CD rate is the average rate paid on large certificates of deposit traded in the secondary market. The Investment Adviser believes that over time the Trust's effective yield will exceed money market rates and will track the movements in the published Prime Rate of major U.S. banks, although it may not equal the Prime Rate. An investment in the Trust may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Trust will achieve its investment objective.

    Under normal market conditions, the Trust will invest at least 80% of its total assets in Senior Loans. The Trust currently intends to limit its investments in Senior Notes to no more than 20% of its total assets. The remainder of the Trust's assets may be invested in cash or in high quality debt securities with remaining maturities of one year or less, although it is anticipated that the debt securities in which the Trust invests will have remaining maturities of 60 days or less. Such securities may include commercial paper rated at least in the top two rating categories of either Standard & Poor's Corporation or Moody's Investors Service, Inc., or unrated commercial paper considered by the Investment Adviser to be of similar quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. High quality debt securities and cash may comprise up to 100% of the Trust's total assets during temporary defensive periods when, in the opinion of the Investment Adviser, suitable Senior Loans are not available for investment by the Trust or prevailing market or economic conditions warrant.

    The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that at least 80% of the Trust's total assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly or quarterly. As a result of prepayments and amortization, however, it is expected that the actual maturities of Syndicated Loans will be approximately three to four years and of Senior Notes approximately six to seven years. The Senior Loans in the Trust's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less.

    The value of fixed income obligations generally varies in response to changes in interest rates. When interest rates decline, the value of a fixed income obligation can be expected to rise; conversely, the value of the obligation can be expected to decrease when interest rates rise. Accordingly, the net asset value of an investment company which invests a substantial portion of its total assets in fixed income securities can be expected to fluctuate significantly with changes in interest rates. The Investment Adviser expects the Trust's net asset value to be relatively stable during normal market conditions, because the Trust's portfolio will consist primarily of Senior Loans on which the interest rate is periodically adjusted in response to interest rate changes on short-term investments. However, because the interest rate on a Senior Loan may be reset only periodically, the Trust's net asset value may fluctuate from time to time in the event of an imperfect correlation between the interest rates on Senior Loans in the Trust's portfolio and prevailing short-term interest rates. This would be particularly likely to occur in the event of a sudden and extreme movement in interest rates. Also, to the extent that Senior Loans in the Trust's portfolio are valued based on recent pricings for similar Senior Loans, net asset value may fluctuate due to changes in pricing parameters for newly issued Senior Loans (e.g., interest rates are set at a higher or lower margin above the base lending rate than were Senior Loans in the Trust's portfolio). A decline in the Trust's net asset value would also result from a default on a Senior Loan in which the Trust has invested and could result from a substantial deterioration in the creditworthiness of a Borrower or in the value of collateral securing a Senior Loan. Also, if any Borrower or any Selling Participant or Intermediate Participant fails to meet in a timely manner its obligations to remit principal and interest payments to the Trust, the Trust is likely to experience a decline in its net asset value.

    The Senior Loans in which the Trust will invest will consist primarily of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business or to finance a capital restructuring. Such loans may include "leveraged buy-out" loans which are made to a Borrower for the purpose of acquiring ownership control of another company, whether as a purchase of equity or of assets or for a leveraged reorganization of the Borrower with no change in ownership. The Trust may invest in Senior Loans which are made to non-U.S. Borrowers, provided that the loans are dollar-denominated and any such Borrower meets the credit standards established by the Investment Adviser for U.S. Borrowers. Loans by non-U.S. Borrowers involve risks not typically involved in domestic investment, including future foreign political and economic developments and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans. In addition, although loans to non-U.S. Borrowers will be dollar-denominated debt obligations, such loans involve foreign currency exchange risks to the extent that a decline in a non-U.S. Borrower's own currency relative to the dollar may impair such Borrower's ability to meet debt service on a Senior Loan.

    Senior Loans hold the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower (i.e., have equal claims to the Borrower's assets). In order to borrow money pursuant to Senior Loans, a Borrower will frequently pledge as collateral its assets, including, but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. A Loan Agreement may also require the Borrower to pledge additional collateral in the event that the value of the collateral falls. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Each Senior Loan in which the Trust will invest will be secured by collateral which the Investment Adviser believes to have a market value, at the time of acquisition of the Senior Loan, which equals or exceeds the principal amount of the Senior Loan. The value of such collateral generally will be determined by an independent appraisal and/or other information regarding the collateral furnished by the Agent. Such information will generally include appraisals in the case of assets such as real estate, buildings and equipment, audits in the case of inventory and analyses (based upon, among other things, investment bankers' opinions, fairness opinions and relevant transactions in the marketplace) in the case of other kinds of collateral. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants contained in a Loan Agreement may include mandatory prepayment provisions arising from excess cash flow and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments.

    The Investment Adviser will perform its own credit analysis of the Borrower and will consider, and may rely in part on, the analyses performed by Lenders other than the Trust. The Trust will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Investment Adviser, demonstrates the ability to meet debt service in a timely manner (taking into consideration the Borrower's capital structure, liquidity and historical and projected cash flow) and where the Investment Adviser believes that the market value of the collateral at the time of investment equals or exceeds the amount of the Senior Loan. The Investment Adviser will also consider the following characteristics: the operating history, competitive position and management of the Borrower; the business outlook of the Borrower's industry; the terms of the Loan Agreement (e.g., the nature of the covenants, interest rate and fees and prepayment conditions); whether the Trust will purchase an Assignment, Participation or act as a lender originating a Senior Loan; and the creditworthiness of and quality of service provided by the Agent and any Selling Participant or Intermediate Participants. Senior Loans presently are not rated by nationally recognized statistical rating organizations. Because of the collateralized nature and other credit enhancement features of Senior Loans, such as third-party guarantees, as well as the fact that a Borrower's other debt obligations are often subordinated to its Senior Loans, the Trust and the Investment Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Investment Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Investment Adviser is not required to consider such ratings and such ratings will not be the determinative factor in its analysis.

    Senior Loans typically are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more of such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank that originates the Senior Loan and the person that invites other parties to join the lending syndicate, typically will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

    The Trust may invest in Senior Loans in the following ways: (i) it may purchase Participations, (ii) it may purchase Assignments of a portion of a Senior Loan, (iii) it may act as one of the group of Lenders originating a Senior Loan or (iv) it may assume through a novation all of the rights of a Lender in a Senior Loan, including the right to enforce its rights as a Lender directly against the Borrower.

    When the Trust is a Lender, or assumes all of the rights of a Lender through an assignment or a novation, it will, as a party to the Loan Agreement, have a direct contractual relationship with the Borrower and may enforce compliance by the Borrower with the terms of the Loan Agreement. Lenders also have voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

    A Participation may be acquired from an Agent, a Lender or any other holder of a Participation ("Selling Participant"). Investment by the Trust in a Participation typically will result in the Trust having a contractual relationship only with the Selling Participant, not with the Borrower or any other entities interpositioned between the Trust and the Borrower ("Intermediate Participants"). The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Selling Participant and only upon receipt by such Selling Participant of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to funds acquired by other Lenders through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of the Borrower, the Selling Participant and any Intermediate Participants. In the event of the insolvency of the Selling Participant or any Intermediate Participant, the Trust may be treated as a general creditor of such entity and may be adversely affected by any set-off between such entity and the Borrower. The Trust will acquire Participations only if the Selling Participant and any Intermediate Participant is a commercial bank or other financial institution with an investment grade long-term debt rating from either Standard and Poor's Corporation ("S&P") (rated BBB or higher) or Moody's Investors Service, Inc. ("Moody's") (rated Baa or higher), or with outstanding commercial paper rated at least in the top two rating categories of either of such rating agencies (at least A-2 by S&P or at least Prime-2 by Moody's) or, if such long-term debt and commercial paper are unrated, with long-term debt or commercial paper believed by the Investment Adviser to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured, although debt rated Baa by Moody's is considered to have speculative characteristics. Commercial paper rated A-2 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be strong, and issues of commercial paper rated Prime-2 by Moody's are considered by Moody's to have a strong capacity for repayment of senior short-term debt obligations. The Trust will purchase an Assignment or act as one of a group of Lenders only where the Agent with respect to the Senior Loan is a bank, a member of a national securities exchange or other entity designated in the Investment Company Act of 1940, as amended (the "1940 Act"), as qualified to serve as a custodian for a registered investment company such as the Trust (a "Designated Custodian"). In addition, the Trust will purchase a Participation initially only when the Lender selling such Participation, and any other person interpositioned between such Lender and the Trust, are Designated Custodians. If the Trust determines in the future to purchase interests in Senior Loans in instances in which such Agent, Lender or interpositioned person is not a Designated Custodian, the Trust will seek appropriate relief under the 1940 Act and if such relief is granted the Trust will thereafter purchase Senior Loans in a manner consistent with such relief.

    The Trust may also purchase Assignments from Lenders and other third parties. The purchaser of an Assignment typically succeeds to all the rights of the Lender or other third party whose interest is being assigned, but it may not be a party to the Loan Agreement and may be required to rely on such Lender or other third party to demand payment and enforce its rights against the Borrower. Assignments are arranged through private negotiations between potential assignors and potential assignees; consequently, the rights and obligations acquired by the purchaser of an Assignment may differ from and be more limited than those held by the assignor.

    In determining whether to purchase Participations or Assignments or act as one of a group of Lenders, the Investment Adviser will consider the availability of each of these forms of investments in Senior Loans, the terms of the Loan Agreement, and in the case of Participations, the creditworthiness of the Selling Participant and any Intermediate Participants.

    In connection with the purchase of interests in Senior Loans, the Trust may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Trust's purchase of interests in Senior Loans.

    The Trust will limit its investments to those which could be acquired directly by national banks for their own portfolios, as provided in 12 U.S. Code, section 24, paragraph 7 and the implementing regulations and interpretations of the Comptroller of the Currency. The conditions and restrictions governing the purchase of Shares by national banks are set forth in the U.S. Comptroller of the Currency's Banking Circular No. 220, dated November 21, 1986. Subject to such conditions and restrictions, national banks may acquire Shares for their own investment portfolio.

    The Trust is authorized to invest in Senior Notes. It is anticipated that Senior Notes purchased by the Trust will generally bear a higher rate of interest than Syndicated Loans. Such securities may, however, involve greater risks than those associated with Syndicated Loans. The covenants and restrictions to which the Borrower would be subject in the case of Senior Notes may not be as rigorous in all respects as those to which the Borrower would be subject in the case of a Syndicated Loan. Also, the scope of financial information respecting the Borrower available to investors in Senior Notes may be more limited than that available to Syndicated Loan Lenders. In addition, a Syndicated Loan typically requires steady amortization of principal throughout the life of the loan, whereas Senior Notes typically are structured to allow Borrowers to repay principal later in the life of the loan.

    The investment objective of the Trust and its policy to invest, under normal market conditions, at least 80% of its total assets in Senior Loans, are fundamental policies of the Trust and may not be changed without the approval of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (i) 67% or more of the Trust's Shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Trust. Except as otherwise specified, all other investment policies of the Trust are not fundamental and may be changed by the Board of Trustees without shareholder approval.

SPECIAL RISK FACTORS

The Trust may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. When the Trust buys an interest in a Senior Loan, it may receive a facility fee, which is a fee paid to Lenders upon origination of a Senior Loan and/or a commitment fee which is a fee paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty on the prepayment of a Senior Loan by a Borrower. When the Trust sells an interest in a Senior Loan it may be required to pay fees or commissions to the purchaser of the interest. The extent to which the Trust will be entitled to receive or be required to pay such fees will generally be a matter of negotiation between the Trust and the party selling to or purchasing from the Trust. The Investment Adviser currently anticipates that the Trust will continue to receive and/or pay fees and commissions in a majority of the transactions involving Senior Loans.

    Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. The degree to which Borrowers prepay Senior Loans may be affected by such factors as general business conditions, the financial condition of the Borrower and competitive conditions among lenders. Accordingly, prepayment cannot be predicted with accuracy. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Trust and the Investment Adviser believe that the prepayment of, and subsequent reinvestment by the Trust in, Senior Loans will not have a materially adverse impact on the yield on the Trust's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment. However, yield could be adversely affected to the extent that the Trust is unable to reinvest promptly prepayments in Senior Loans, or, in a period of declining interest rates, to the extent that Borrowers prepay Senior Loans whose interest rates have not yet been reset to reflect such declines.

    Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances. The Trust will establish a segregated account with its custodian bank in which it will maintain cash or high quality debt securities equal in value to its commitments to make such additional loans. In no event will such commitments exceed 20% of the Trust's total assets.

    On behalf of the several Lenders, the Agent typically will be required to administer and manage the Senior Loan and to service or monitor the collateral. The Trust will rely on the Agent (where the Trust is a Lender or owns an Assignment of a Lender's interest) or the Selling Participant (where the Trust owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Trust usually will rely on the Agent (where the Trust is a Lender or owns an Assignment of a Lender's interest) and/or the Selling Participants (where the Trust owns a Participation) to monitor compliance by the Borrower with restrictive covenants in the Loan Agreement and notify the Trust of any adverse change in the Borrower's financial condition or any declaration of insolvency. The Agent monitors the value of the collateral on an ongoing basis and, if the value of the collateral declines, may take certain action, including accelerating principal payments on the Senior Loan, giving the Borrower an opportunity (or requiring the Borrower if the Loan Agreement so provides) to provide additional collateral or seeking other protection for the benefit of the participants in the Senior Loan, depending on the terms of the Loan Agreement. Furthermore, unless the Trust's interest in a Senior Loan affords it the right to direct recourse against the Borrower, the Trust will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, the Agent will have broad discretion in enforcing the terms of a Loan Agreement.

    Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, or has a receiver, conservator or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. Should such an Agent or a Selling Participant, Intermediate Participant or assignor with respect to an Assignment become insolvent or have a receiver, conservator or similar official appointed for it by the appropriate bank regulatory authority or become a debtor in a bankruptcy proceeding, the Trust believes that its interest in the Senior Loan and any loan payment held by such person for the benefit of the Trust should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Trust would incur certain costs and delays in realizing payment or could suffer a loss of principal and/or interest. Even if such amount is not included in such person's estate, the possibility exists that the servicing of the Senior Loans may be temporarily disrupted and that there could be delays in the receipt of principal and/or interest by the Trust which would adversely affect income and net asset value.

    Senior Loans, like other corporate debt obligations, are subject to the risk of nonpayment of scheduled interest or principal. Such nonpayment would result in a reduction of income to the Trust, a reduction in the value of the Senior Loan experiencing nonpayment and a decrease in the net asset value of the Trust. Although the Trust will invest only in Senior Loans that the Investment Adviser believes are secured by collateral, the value of which equals or exceeds the principal amount of the Senior Loan, the value of the collateral pledged by the Borrower under a Senior Loan, including any additional collateral which the Loan Agreement may require the Borrower to pledge, may decline below the amount of the Senior Loan after the acquisition of the interest in the Senior Loan. If this were to occur, the Trust would be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Furthermore, there is no assurance that the liquidation of the collateral would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated. As a result, the Trust may not receive payments to which it is entitled and thereby is likely to experience a decline in the value of its investment and in its net asset value.

    Senior Loans made in connection with leveraged buy-outs and other highly leveraged transactions are subject to greater credit risks than loans made to less leveraged Borrowers. These credit risks include the possibility of default or bankruptcy of the Borrower, and the assertion that the pledging of collateral to secure the loan constituted a fraudulent conveyance or preferential transfer which can be nullified or subordinated to the rights of other creditors of the Borrower under applicable law. The value of such Senior Loans also may be subject to a greater degree of volatility in response to interest rate fluctuations and may be less liquid than other Senior Loans.

    Senior Loans in which the Trust will invest presently are not rated by a nationally recognized statistical rating agency, will not be registered with the Securities and Exchange Commission ("SEC") or any state securities commission and will not be listed on any national securities exchange. Although the Trust will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered and/or exchange listed securities. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent on the analytical ability of the Investment Adviser than would be the case for an investment company that invests primarily in rated, registered and/ or exchange listed securities.

    Senior Loans are at present not readily marketable and are often subject to restrictions on resale. For example, bank approval is often required for resale of interests in Senior Loans. Although interests in Senior Loans may be transferable among financial institutions, such interests do not at present have the liquidity of conventional debt securities traded in the secondary market. The substantial portion of the Trust's assets invested in interests in Senior Loans may restrict the ability of the Trust to dispose of its investments in Senior Loans in a timely fashion and at a fair price, and could result in capital losses to the Trust and holders of Shares. Such risks are particularly acute in situations where the Trust's operations require cash, such as when the Trust tenders for its Shares, and may result in the Trust's borrowing to meet short-term cash requirements. The Board of Trustees of the Trust will consider the liquidity of the Trust's portfolio investments in determining whether a tender offer should be made by the Trust and the number of Shares offered to be purchased pursuant thereto.

    The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its total assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender or Selling Participant. However, the Trust does not intend to invest more than 10% of the value of its total assets in interests in Senior Loans of a single Borrower. To the extent the Trust invests its assets in obligations of a more limited number of issuers than a diversified investment company, the Trust will be more susceptible than a diversified investment company to any single corporate, economic, political or regulatory occurrence.

    In addition, the Trust may invest up to 100% of its assets in Participations. Because the Trust will regard the Selling Participants and Intermediate Participants as issuers, the Trust may be deemed to be concentrated in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. As a result, the Trust is subject to certain risks associated with such institutions. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies also are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure, and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress. Also, the Trust could be adversely affected if Selling Participants and Intermediate Participants were to become overexposed to leveraged buy-outs or other loans.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

The following investment practices apply to the portfolio investments of the Trust and may be changed by the Trustees of the Trust without shareholder approval, following written notice to shareholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may purchase and sell interests in Senior Loans and other securities in which the Trust may invest or dispose of on a when-issued or delayed delivery basis; i.e., delivery and payment can take place more than 30 days after the date of the transaction. The interests or securities so purchased or sold are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Trust makes the commitment to enter into a when-issued or delayed delivery transaction, it will record the transaction and thereafter reflect the value, each day, of such interest or security in determining the net asset value of the Trust. At the time of delivery, the value of the interest or security may be more or less than the purchase price. Since the Trust is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the interest or security as arranged would result in the Trust losing an investment opportunity. The Trust will also establish a segregated account with its custodian bank in which it will maintain cash or high quality debt securities equal in value to commitments for such when-issued or delayed delivery interests or other securities; subject to this requirement, the Trust may enter into transactions on such basis without limit. The Investment Adviser and the Trustees do not believe that the Trust's net asset value or income will be adversely affected by its purchase or sale of interests or other securities on such basis.

REPURCHASE AGREEMENTS

When cash may be available for only a few days, it may be invested by the Trust in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Trust. These agreements, which may be viewed as a type of secured lending by the Trust, typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Trust's custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Trust will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust will follow procedures adopted by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored by the Investment Adviser. In addition, the value of the collateral underlying the repurchase agreement will be maintained at a level at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate such collateral. However, the exercising of the Trust's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss. In addition, to the extent that the Trust's security interest in the collateral may not be properly perfected, the Trust could suffer a loss up to the entire amount of the collateral. It is the policy of the Trust not to invest in repurchase agreements that do not mature within seven days if any such investments amount to more than 10% of its total assets.

REVERSE REPURCHASE AGREEMENTS

The Trust may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Trust. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Trust at an agreed upon price on an agreed upon date. The value of the underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Trust and as such would be subject to the restrictions on borrowing described below under "Investment Restrictions." The Trust will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements, the Trust may lend its portfolio securities to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Trust (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 102% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Trust continues to receive the income on collateral, which will be invested in short-term obligations. The Trust will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    A loan may be terminated by the borrower on one business day's notice, or by the Trust on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Trust. Any gain or loss in the market price during the loan period would inure to the Trust. The creditworthiness of firms to which the Trust lends its portfolio securities will be monitored on an ongoing basis by the Investment Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees of the Trust.

    When voting on consent rights which accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Trust's investment in such loaned securities. The Trust will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

BORROWING

The Trust may borrow money from a bank for temporary or emergency purposes or to effect a tender offer for its Shares provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). If, due to market fluctuations or other reasons, the value of the Trust's assets falls below the foregoing required coverage requirement, the Trust, within three business days, will reduce its bank debt to the extent necessary to comply with such requirement. To achieve such reduction, it is possible that the Trust may be required to sell portfolio securities at a time when it may be disadvantageous to do so.

    Borrowings other than for temporary or emergency purposes would involve additional risk to the Trust, since the interest expense may be greater than the income from or appreciation of the interests carried by the borrowing. The Trust may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Investment activity will continue while the borrowing is outstanding. The purchase of additional interests while any borrowing is outstanding involves the speculative factor known as "leverage," which will increase the Trust's exposure to capital risk.

HEDGING AND RISK MANAGEMENT TRANSACTIONS

The Trust is authorized to engage in various interest rate hedging transactions and risk management transactions, including interest rate swaps and the purchase and sale of interest rate caps and floors. These techniques are described in Appendix A. The Trust does not, however, presently intend to engage in such hedging and risk management transactions, and, if the Trust is offering its Shares, will not do so unless and until the Trust's prospectus is revised to reflect this change.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below have been adopted by the Trust as fundamental policies, which may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust. All other investment policies or practices, other than the Trust's investment policy with respect to Senior Loans, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

    The Trust may not:

         1. Invest more than 25% of the Trust's total assets in the securities of any one issuer or, with respect to 50% of the Trust's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust's total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer. For purposes of this restriction and restriction number two, the Trust will consider a Borrower to be the issuer of a Participation and, with respect to Participations under which the Trust does not have privity with the Borrower or would not have a direct cause of action against the Borrower in the event of its failure to pay scheduled principal or interest, the Trust will also separately meet the requirements contained in this investment restriction and consider each person interpositioned between the Borrower and the Trust to be an issuer of the Participation.

         2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (the electric, gas, water and telephone utility industries will be treated as separate industries for purposes of this restriction); provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Trust will (once at least 80% of the Trust's assets are invested in Senior Loans) invest more than 25% and may invest up to 100% of its total assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. (See restriction number one for the definition of issuer for purposes of this restriction.)

         3. Invest in common stock, except that the Trust may acquire warrants or other equity securities incidental to the purchase of an interest in a Senior Loan.

         4. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Investment Adviser or DWR owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         5. Purchase or sell real estate or interests therein, commodities or commodity contracts except pursuant to the exercise by the Trust of its rights under Loan Agreements, except to the extent the interest in Senior Loans the Trust may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Trust may invest in are considered to be commodities or commodities contracts.

         6. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except pursuant to the exercise by the Trust of its rights under Loan Agreements. In addition, the Trust may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

         7. Write, purchase or sell puts, calls or combinations thereof, except for options on futures contracts or options on debt securities.

         8. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than: (a) 5% of the Trust's total assets would be invested in any one such company and (b) 10% of the Trust's total assets would be invested in such securities. The Trust will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

         9. Borrow money, except that the Trust may borrow from a bank for temporary or emergency purposes or for the repurchase of Shares, provided that immediately after such borrowing the amount borrowed does not exceed
    33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time).

        10. Pledge, mortgage or hypothecate its assets or assign or otherwise encumber them, except to secure borrowings effected within the limitations set forth in Restriction 9 (and then only to the extent of 33 1/3% of the value of the Trust's total assets) and except pursuant to reverse repurchase agreements as provided in this Prospectus. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

        11. Issue senior securities, as defined in the 1940 Act, except insofar as the Trust may be deemed to have issued a senior security by reason of:
    (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) entering into the hedging transactions described in this prospectus, including Appendix A; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

        12. Make loans of money or securities, except: (a) by acquiring interests in Senior Loans and making other permitted investments in accordance with its investment objective; (b) by entering into repurchase agreements (provided that no more than 10% of the Trust's total assets will be invested in repurchase agreements that do not mature within seven days) or reverse repurchase agreements; and (c) by lending its portfolio securities (provided that the Trust may not lend its portfolio securities in excess of 25% of its total assets).

        13. Make short sales of securities.

        14. Purchase securities on margin. Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

        15. Engage in the underwriting of securities, except to the extent the Trust may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Trust.

        16. Make investments for the purpose of exercising control or management of any other issuer, except to the extent that exercise by the Trust of its rights under Loan Agreements would be deemed to constitute such control or participation.

    The Trust generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Trust's investment objective. For example, the Trust may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Trust considers it advantageous to purchase or sell securities. The Trust anticipates that the annual portfolio turnover rate of the Trust will be less than 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Trust and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of the Trust must be derived from the sale of securities held by the Trust for less than three months. See "Taxation."

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The Trustees and Executive Officers of the Trust and their principal occupations for at least the last five years and their affiliations, if any, with InterCapital and with the 82 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

        NAME, AGE, POSITION WITH THE TRUST
                    AND ADDRESS                         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------------  ---------------------------------------------------
Michael Bozic (55) ................................  Chairman and Chief Executive Officer of Levitz
Trustee                                              Furniture Corporation (since November, 1995);
c/o Levitz Furniture Corporation                     Director or Trustee of the Dean Witter Funds;
6111 Broken Sound Parkway, N.W.                      formerly President and Chief Executive Officer of
Boca Raton, Florida                                  Hills Department Stores (May, 1991-July, 1995);
                                                     formerly variously Chairman, Chief Executive
                                                     Officer, President and Chief Operating Officer
                                                     (1987-1991) of the Sears Merchandise Group of
                                                     Sears, Roebuck and Co.; Director of Eaglemark
                                                     Financial Services, Inc.; the United Negro College
                                                     Fund and Weirton Steel Corporation.

        NAME, AGE, POSITION WITH THE TRUST
                    AND ADDRESS                         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------------  ---------------------------------------------------
Charles A. Fiumefreddo* (63) ......................  Chairman, Chief Executive Officer and Director of
Chairman of the Board,                               InterCapital, Distributors and DWSC; Director and
President and Chief Executive Officer                Executive Vice President of DWR; Chairman, Director
Two World Trade Center                               or Trustee, President and Chief Executive Officer
New York, New York                                   of the Dean Witter Funds; Chairman, Chief Executive
                                                     Officer and Trustee of the TCW/DW Funds; Chairman
                                                     and Director of Dean Witter Trust Company ("DWTC");
                                                     Director and/or officer of various DWDC
                                                     subsidiaries; formerly Executive Vice President and
                                                     Director of DWDC (until February 1993).
Edwin J. Garn (64) ................................  Director or Trustee of the Dean Witter Funds;
Trustee                                              formerly United States Senator (R-Utah) (1974-1992)
c/o Huntsman Chemical Corporation                    and Chairman, Senate Banking Committee (1980-1986);
500 Huntsman Way                                     formerly Mayor of Salt Lake City, Utah (1971-1974);
Salt Lake City, Utah                                 formerly Astronaut, Space Shuttle Discovery (April
                                                     12-19, 1985); Vice Chairman, Huntsman Chemical
                                                     Corporation (since January, 1993); Director of
                                                     Franklin Quest (time management systems) and John
                                                     Alden Financial Corp.; Member of the board of
                                                     various civic and charitable organizations.
John R. Haire (71) ................................  Chairman of the Audit Committee and Chairman of the
Trustee                                              Committee of the Independent Directors or Trustees
Two World Trade Center                               and Director or Trustee of the Dean Witter Funds;
New York, New York                                   Chairman of the Audit Committee and Chairman of the
                                                     Committee of the Independent Trustees and Trustee
                                                     of the TCW/DW Funds; formerly President, Council
                                                     for Aid to Education (1978-1989) and Chairman and
                                                     Chief Executive Officer of Anchor Corporation, an
                                                     investment adviser (1964-1978); Director of
                                                     Washington National Corporation (insurance).
Dr. Manuel H. Johnson (47) ........................  Senior Partner, Johnson Smick International, Inc.,
Trustee                                              a consulting firm; Koch Professor of International
c/o Johnson Smick International, Inc.                Economics and Director of the Center for Global
1133 Connecticut Avenue, N.W.                        Market Studies at George Mason University;
Washington, D.C.                                     Co-Chairman and a founder of the Group of Seven
                                                     Council (G7C), an international economic
                                                     commission; Director or Trustee of the Dean Witter
                                                     Funds; Trustee of the TCW/DW Funds; Director of
                                                     NASDAQ (since June, 1995); Director of Greenwich
                                                     Capital Markets Inc. (broker-dealer); formerly Vice
                                                     Chairman of the Board of Governors of the Federal
                                                     Reserve System (1986-1990) and Assistant Secretary
                                                     of the U.S. Treasury (1982-1986).
Michael E. Nugent (60) ............................  General Partner, Triumph Capital, L.P., a private
Trustee                                              investment partnership (since 1988); Director or
c/o Triumph Capital, L.P.                            Trustee of the Dean Witter Funds; Trustee of the
237 Park Avenue                                      TCW/DW Funds; formerly Vice President, Bankers
New York, New York                                   Trust Company and BT Capital Corporation
                                                     (1984-1988); director of various business
                                                     organizations.
Philip J. Purcell* (53) ...........................  Chairman of the Board of Directors and Chief
Trustee                                              Executive Officer of DWDC, DWR and Novus Credit
Two World Trade Center                               Services Inc.; Director of InterCapital, DWSC and
New York, New York                                   Distributors; Director or Trustee of the Dean
                                                     Witter Funds; Director and/or officer of various
                                                     DWDC subsidiaries.

        NAME, AGE, POSITION WITH THE TRUST
                    AND ADDRESS                         PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------------  ---------------------------------------------------
John L. Schroeder (66) ............................  Retired; Director or Trustee of the Dean Witter
Trustee                                              Funds; Trustee of the TCW/DW Funds; Director of
c/o Gordon Altman Butowsky Weitzen                   Citizens Utilities Company; formerly, Executive
 Shalov & Wein                                       Vice President and Chief Investment Officer of the
Counsel to the Independent Trustees                  Home Insurance Company (August, 1991-September,
114 West 47th St.                                    1995); and Chairman and Chief Investment Officer of
New York, New York                                   Axe-Houghton Management and the Axe-Houghton Funds
                                                     (April, 1983-June, 1991).
Sheldon Curtis (64) ...............................  Senior Vice President, Secretary and General
Vice President, Secretary and General Counsel        Counsel of InterCapital and DWSC; Senior Vice
Two World Trade Center                               President, Assistant Secretary and Assistant
New York, New York                                   General Counsel of Distributors; Senior Vice
                                                     President and Secretary of DWTC; Assistant
                                                     Secretary of DWR and Vice President, Secretary and
                                                     General Counsel of the Dean Witter Funds and the
                                                     TCW/DW Funds.
Rafael Scolari (39) ...............................  Vice President of InterCapital (since April, 1994);
Vice President                                       formerly, a Portfolio Manager of AIMCO (January,
Two World Trade Center                               1990-February, 1993).
New York, New York
Thomas F. Caloia (50) .............................  First Vice President and Assistant Treasurer of
Treasurer                                            InterCapital and DWSC; Treasurer of the Dean Witter
Two World Trade Center                               Funds and the TCW/DW Funds.
New York, New York

------------------------

* Denotes Trustees who are "interested persons" of the Trust, as defined in the 1940 Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, are Vice Presidents of the Trust, and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto and Frank Bruttomesso, Staff Attorneys with InterCapital, are Assistant Secretaries of the Trust.

COMPENSATION OF INDEPENDENT TRUSTEES

The Trust pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust.

    The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended September 30, 1996.

                               TRUST COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE TRUST
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,750
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,850
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,750
John L. Schroeder.............................................       1,800

    The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and

Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

              COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                   FOR SERVICE AS    FOR SERVICE        TOTAL
                                                                    CHAIRMAN OF          AS         COMPENSATION
                                                                   COMMITTEES OF     CHAIRMAN OF        PAID
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
                                  WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233

    As of the date of this Prospectus, 57 of the Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Trust for the fiscal year ended September 30, 1996 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Trust as of September 30, 1996 and from the 57 Dean Witter Funds as of December 31, 1996.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                               FOR ALL ADOPTING FUNDS         RETIREMENT
                             ---------------------------       BENEFITS        ESTIMATED ANNUAL
                              ESTIMATED                       ACCRUED AS           BENEFITS
                               CREDITED                                              UPON
                                YEARS        ESTIMATED         EXPENSES         RETIREMENT(2)
                              OF SERVICE     PERCENTAGE    -----------------   ----------------
                                  AT             OF                  BY ALL     FROM   FROM ALL
                              RETIREMENT      ELIGIBLE     BY THE   ADOPTING    THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE  (MAXIMUM 10)   COMPENSATION    FUND     FUNDS     TRUST    FUNDS
---------------------------  ------------   ------------   ------   --------   ------  --------
Michael Bozic..............       10           50.0%        $399    $ 20,147   $  950  $ 51,325
Edwin J. Garn..............       10           50.0          601      27,772      950    51,325
John R. Haire..............       10           50.0          702      46,952    2,339   129,550
Dr. Manuel H. Johnson......       10           50.0          244      10,926      950    51,325
Michael E. Nugent..........       10           50.0          422      19,217      950    51,325
John L. Schroeder..........        8           41.7          776      38,700      792    42,771

------------------------------

(1) AN ELIGIBLE TRUSTEE MAY ELECT ALTERNATE PAYMENTS OF HIS OR HER RETIREMENT BENEFITS BASED UPON THE COMBINED LIFE EXPECTANCY OF SUCH ELIGIBLE TRUSTEE AND HIS OR HER SPOUSE ON THE DATE OF SUCH ELIGIBLE TRUSTEE'S RETIREMENT. THE AMOUNT ESTIMATED TO BE PAYABLE UNDER THIS METHOD, THROUGH THE REMAINDER OF THE LATER OF THE LIVES OF SUCH ELIGIBLE TRUSTEE AND SPOUSE, WILL BE THE ACTUARIAL EQUIVALENT OF THE REGULAR BENEFIT. IN ADDITION, THE ELIGIBLE TRUSTEE MAY ELECT THAT THE SURVIVING SPOUSE'S PERIODIC PAYMENT OF BENEFITS WILL BE EQUAL TO EITHER 50% OR 100% OF THE PREVIOUS PERIODIC AMOUNT, AN ELECTION THAT, RESPECTIVELY, INCREASES OR DECREASES THE PREVIOUS PERIODIC AMOUNT SO THAT THE RESULTING PAYMENTS WILL BE THE ACTUARIAL EQUIVALENT OF THE REGULAR BENEFIT.

(2) BASED ON CURRENT LEVELS OF COMPENSATION. AMOUNT OF ANNUAL BENEFITS ALSO VARIES DEPENDING ON THE TRUSTEE'S ELECTIONS DESCRIBED IN FOOTNOTE (1) ABOVE.

    As of the date of this Prospectus, the aggregate number of shares of beneficial interest of the Trust owned by the Fund's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Prospectus, there are a total of 83 Dean Witter Funds, comprised of 126 portfolios. As of December 31, 1996, the Dean Witter Funds had total net assets of approximately $81.3 billion and more than five million shareholders.

    Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

The Trust has retained the Investment Adviser to manage the Trust's assets, including the placing of orders for the purchase and sale of portfolio securities, pursuant to an Investment Advisory Agreement with InterCapital (the "Advisory Agreement"). See "The Trust and Its Adviser" for a detailed description of the Advisory Agreement.

    The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to manage continuously the assets of the Trust in a manner consistent with its investment objective and policies. The Trust's Board of Trustees reviews the various services provided by the Investment Adviser to ensure that the Trust's general investment policies and programs are being properly carried out. Under the terms of the Advisory Agreement, the Investment Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Adviser.

    Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement will be paid by the Trust. The expenses borne by the Trust include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Trust's Shares in this continuous offering under federal and state securities laws; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees or retired employees of the Investment Adviser or any corporate affiliate thereof; all expenses incident to any dividend or distribution program; charges and expenses of any outside service used for pricing of the Trust's investments; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Trust or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser) and independent accountants; membership dues of industry associations; interest on Trust borrowings; fees and expenses incident to Trust borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

    As full compensation for the services furnished to the Trust, the Trust pays InterCapital pursuant to the Advisory Agreement, monthly compensation calculated daily at an annual rate of 0.90% of average daily net assets on assets of the Trust up to $500 million and at an annual rate of 0.85% of average daily net assets on assets of the Trust exceeding $500 million. The Trust paid AIMCO, the former investment adviser under the previous advisory agreement, monthly compensation calculated daily by applying the annual rate of 1.0% to the Trust's average daily net assets up to $500 million and 0.95% on average daily net assets over $500 million. The sum of this fee and the administration fee is higher than that paid by most other investment companies. See "Administrator and Administration Agreement." For the fiscal years ended September 30,

1994, 1995 and 1996, the Trust accrued to InterCapital total compensation of $2,586,181, 3,526,906 and $6,524,700, respectively. For the fiscal year ended September 30, 1993, the Trust accrued to AIMCO (for the period October 1, 1992 through February 28, 1993) total compensation under the prior Advisory Agreement of $1,683,031 and to InterCapital (for the period March 1, 1993 through September 30, 1993) total compensation under the new Advisory Agreement of $1,874,994 for a total of $3,558,025.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Investment Adviser or for any losses sustained by the Trust or its shareholders. The Advisory Agreement in no way restricts the Investment Adviser from acting as investment manager or adviser to others.

    The Advisory Agreement with AIMCO was initially approved by the Trustees on October 10, 1989, by AIMCO as the then sole shareholder on November 20, 1989 and by the Trust's shareholders at a Meeting of Shareholders on June 19, 1991. The Advisory Agreement with AIMCO was terminated effective March 1, 1993.

    The Advisory Agreement may be terminated at any time, without penalty, on 30 days notice by the Trustees of the Trust, by the holders of a majority, as defined in the 1940 Act, of the outstanding Shares of the Trust, or by the Investment Adviser. The Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

    Under its terms, the Advisory Agreement with InterCapital had an initial term ending April 30, 1994, and provides that it will continue from year to year thereafter, provided continuance of the Advisory Agreement is approved at least annually by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 17, 1996, the Trust's Board of Trustees, including all the Independent Trustees, approved continuation of the Investment Advisory Agreement until April 30, 1997.

ADMINISTRATOR AND ADMINISTRATION AGREEMENT
--------------------------------------------------------------------------------

On December 31, 1993, InterCapital effected an internal reorganization pursuant to which certain administrative activities previously performed by InterCapital would instead be performed by Dean Witter Services Company Inc. (the "Administrator" or "DWSC"), a wholly-owned subsidiary of InterCapital. Accordingly, the Administration Agreement between InterCapital and the Trust was terminated and a new Administration Agreement between the Administrator and the Trust was entered into. The foregoing internal reorganization did not result in any change of the management of the Trust's Administrator. The nature and scope of the adminstrative services being provided to the Trust or any of the fees being paid by the Trust under the new Administration Agreement are identical to those of the previous Agreement. The term "Administrator" refers to InterCapital prior to this reorganization and to DWSC after December 31, 1993. Dean Witter Distributors Inc., the Distributor of the Trust's shares, is an affiliate of InterCapital and DWSC and a wholly-owned subsidiary of DWDC.

    In an earlier internal reorganization which took place in January, 1993, DWR's investment company-related operations, pursuant to which the administration activities that had been performed by DWR's InterCapital Division were assumed by the then new company, Dean Witter InterCapital Inc., and the share distribution activities that had been performed by DWR were assumed by a separate new company, Dean Witter Distributors Inc. InterCapital refers to the InterCapital Division of DWR prior to the internal reorganization and to Dean Witter InterCapital Inc. after the reorganization. This internal reorganization did not result in a change of management of the Administrator or Distributor.

    Under the terms of the Administration Agreement, the Administrator maintains certain of the Trust's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and bookkeeping and certain legal services as the Trust may reasonably require in the conduct of its business, including the preparation of proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Administrator, necessary or desirable). In addition, the Administrator pays the salaries of all personnel, including officers of the Trust who are employees of the Administrator. The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Trust.

    As full compensation for the services and facilities furnished to the Trust and expenses of the Trust assumed by the Administrator, the Trust pays the Administrator monthly compensation calculated daily by applying the annual rate of 0.25% to the Trust's average daily net assets. The sum of this fee and the investment advisory fee is higher than that paid by most other investment companies. See "Investment Advisory Agreement." During the fiscal years ended September 30, 1995 and 1996, total accrued compensation amounted to $979,775 and $1,845,500, respectively. During the fiscal year ended
Septem-
ber 30, 1994, total accrued compensation amounted to $718,384, of which $523,831 was paid to DWSC and $194,553 was paid to InterCapital.

    The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Trust or any of its shareholders for any act or omission by the Administrator or for any losses sustained by the Trust or its shareholders. The Administration Agreement in no way restricts the Administrator from acting as administrator or investment manager or adviser to others.

    The Administration Agreement was initially approved by the Trustees on October 10, 1989, by the Investment Adviser as the sole shareholder on November 20, 1989 and by the Trust's shareholders at a Meeting of Shareholders on June 19, 1991. At their meeting held on October 30, 1992, the Trustees of the Trust including all the Trustees of the Trust who are not parties to the Administration Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), approved the assumption by InterCapital of DWR's rights and duties under the Administration Agreement, which assumption took place upon the reorganization described above. The Administration Agreement may be terminated at any time, without penalty, on thirty days notice by the Trustees of the Trust, by the holders of a majority, as defined in the 1940 Act, of the outstanding Shares of the Trust, or by the Administrator. The Administration Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

    Under its terms, the new Administration Agreement with DWSC, which took effect on January 1, 1994, had an initial term ending April 30, 1994, and provides that it will continue from year to year thereafter, provided continuance of the Administration Agreement is approved at least annually by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval. On April 17, 1995, DWSC was reincorporated in the State of Delaware, necessitating the entry into a new Administration Agreement with the Trust. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the continuation of the Administration Agreement until April 30, 1997.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell interests in Senior Loans and other securities and effect hedging transactions for the Trust, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. With respect to interests in Senior Loans, the Trust generally will engage in privately negotiated transactions for their purchase or sale in which the Investment Adviser will negotiate on behalf of the Trust. The Trust may be required to pay fees, or forgo a portion of interest and any fees payable to the Trust, to the Selling Participant or the entity selling an Assignment to the Trust. The Investment Adviser will determine the Lenders and Selling Participants from whom the Trust will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The secondary market for interests in Senior Loans is relatively illiquid. Although the Trust intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, such illiquidity may restrict the ability of the Investment Adviser to locate in a timely manner persons willing to purchase the Trust's interests in Senior Loans at a fair price should the Trust desire to sell such interests. See "Investment Objective and Policies."

    With respect to portfolio securities other than Senior Loans, the Trust expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Such securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. The Trust also expects that securities will be purchased at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended September 30, 1994, 1995 and 1996, the Trust did not pay any brokerage commissions.

    The policy of the Trust regarding purchases and sales of Senior Loans and securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Trust's policies, the Investment Adviser will effect transactions with those banks, brokers and dealers which the Investment Adviser believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Adviser believes such price and execution are obtainable from more than one bank, broker or dealer, it may give consideration to placing portfolio transactions with those banks, brokers and dealers who also furnish research and other services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Adviser from banks, brokers and dealers may be of benefit to the Investment Adviser and its affiliates in the management of other accounts and may not in all cases benefit the Trust directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Adviser and thus reduce its expenses, it is of indeterminable value and the advisory fee paid to the Investment Adviser is not reduced by any amount that may be attributable to the value of such services.

    Consistent with the policy described above, brokerage transactions in securities and futures contracts listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect portfolio transactions of the Trust, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value per share of the Trust's Shares is determined by calculating the total value of the Trust's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed as of 4:00 p.m. New York time on each business day on which the New York Stock Exchange is open for trading (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). The Trust reserves the right to calculate the net asset value more frequently if deemed desirable.

    Interests in Senior Loans held by the Trust are currently valued at their fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust. Under the procedures adopted by the Board of Trustees, interests in Senior Loans will be priced in accordance with a matrix which takes into account the relationship between the then current interest rate and interest rates payable on each Senior Loan, as well as the total number of days in each interest period and the period remaining until next interest rate determination or maturity of the Senior Loan. Adjustments in the matrix-determined price of a Senior Loan are made in the event of a default on a Senior Loan or a significant change in the creditworthiness of the Borrower and may also be required in the event of changes in pricing parameters for newly issued Senior Loans (e.g., interest rates are set at a higher or lower margin above the base lending rate than were Senior Loans in the Trust's portfolio). Loans purchased at a discount from par for reasons other than credit impairment are valued at cost and the discount is amortized to maturity. In assessing the creditworthiness of a Borrower, the primary focus is on the ability and intent of the Borrower to continue to meet its principal and interest payment obligations specified under the applicable Loan Agreement. Such factors as the Borrower's current and projected cash flow relative to its debt service requirements and liquidity are considered in this regard. S&P and Moody's ratings of any outstanding commercial paper of a Borrower may also be considered. The procedures are monitored by the Board of Trustees on an ongoing basis to insure that the values arrived at continue to represent fair value. Should the Board of Trustees determine that the market for Senior Loans has developed to the point where market quotations provided by banks, dealers or pricing services respecting interests in Senior Loans could reliably serve as a basis for valuing the Trust's portfolio securities, such quotations would be used as a basis for valuing interests in Senior Loans held by the Trust. Other portfolio securities traded in the over-the-counter market will be valued based upon closing bid prices; provided, however, that short-term securities with remaining maturities of less than 60 days will be valued at amortized cost. Other assets are valued at fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

It is the Trust's present policy, which may be changed by the Board of Trustees, to declare daily and pay monthly dividends to shareholders from net investment income of the Trust. Distributions to holders of Shares cannot be assured, and the amount of each monthly distribution is expected to vary. The Trust intends to distribute all of the Trust's net investment income on an annual basis. Net investment income of the Trust consists of all interest income and fee and other ordinary income earned by the Trust on its portfolio assets, less all expenses of the Trust. The Trust will distribute its capital gains (after offset for any available loss carryovers), if any, at least once per year, but it may make such distributions on a more frequent basis to comply with the distribution requirements of the Tax Reform Act of 1986, as amended, but in all events in a manner consistent with the 1940 Act.

    All dividends and capital gains distributions are reinvested automatically in full and fractional Shares at the net asset value per Share determined on the payable date of such dividend or distribution. A shareholder may, at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date.

TAXATION
--------------------------------------------------------------------------------

Because the Trust intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"), it is not expected that the Trust will be required to pay any federal income tax on such income and capital gains. If, however, any such capital gains are retained, the Trust will pay federal income tax thereon. In such a case, the Trust may make an election pursuant to which shareholders would have to include such retained gains in their income but would be able to claim their share of the tax paid by the Trust as a credit against their individual federal income tax.

    Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Trust. Such dividends and distributions derived from net investment income or short-term capital gains are taxable to the shareholders as ordinary income regardless of whether the shareholder receives such distributions in additional Shares or in cash. It is not expected that any portion of such dividends and distributions will be eligible for the corporate dividends received deduction.

    Long-term or short-term capital gains may be generated by the sale of portfolio securities and by certain transactions in options and futures contracts engaged in by the Trust. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Trust's shares and regardless of whether the distribution is received in additional Shares or in cash. Capital gains distributions are not eligible for the dividends-received deduction.

    Any distribution in excess of the Trust's earnings and profits will first reduce a shareholder's adjusted basis in his Shares to zero and, after such basis is reduced to zero, will constitute gain to the shareholder from the sale of Shares.

    A holder of Shares who either sells his Shares or, pursuant to a tender offer, tenders all Shares owned by such shareholder and any Shares considered owned by such shareholder under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the Shares. Such gain or loss will generally be treated as capital gain or loss and will be long-term capital gain or loss if the Shares are held for more than one year. However, any loss on a sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distribution with respect to such Shares.

    If a tendering holder of Shares tenders less than all Shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a payment in exchange for stock, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Trust's earnings and profits and the shareholder's basis in the tendered Shares. Also, if some tendering holders of Shares receive taxable dividends, there is a risk that non-tendering holders of Shares may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part.

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Trust pays a dividend in January which was declared in the previous calendar quarter to shareholders of record on a date in such calendar quarter, then such dividend or distribution will be treated for tax purposes as being paid in December and will be taxable to shareholders as if received in December.

    Any dividend or capital gains distribution received by a shareholder from an investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Shares immediately prior to a distribution record date.

    The tax treatment of listed put and call options written or purchased by the Trust on debt securities and of futures contracts entered into by the Trust will generally be governed by Section 1256 of the Code, pursuant to which each such position held by the Trust will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of each taxable year of the Trust, and all gain or loss associated with transactions in such positions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Positions of the Trust which consist of at least one debt security and at least one option or futures contract which substantially diminishes the Trust's risk of loss with respect to such debt security could be treated as "mixed straddles" which are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles which reduce or eliminate the operation of the straddle rules. Furthermore, as a regulated investment company, the Trust is subject to the requirement that less than 30% of its gross income be derived from the sale or other disposition of securities held for less than three months. This requirement may limit the Trust's ability to engage in options and futures transactions. The Trust will monitor its transactions in options and futures contracts and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company under Subchapter M of the Code. Such tax elections may result in an increase in distributions of ordinary income (relative to long-term capital gain) to shareholders.

    The federal income tax treatment of interest rate swaps is not entirely clear. The Trust may be required to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Trust will limit its activity in this regard in order to maintain its qualification as a regulated investment company.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of each calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. Shareholders who receive distributions of Shares which are automatically reinvested will generally be viewed as receiving a distribution equal to the fair market value of such Shares.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Ordinary income dividends and distributions paid by the Trust to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

    The above discussion is only a brief summary of some of the significant tax consequences of investing in the Trust. Shareholders should consult their tax advisers regarding specific questions as to state or local taxes and as to the applicability of the foregoing to their current federal tax situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

GENERAL

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, of $.01 par value ("Shares"). Share certificates will be issued to the holder of record of Shares upon request. Currently, Shares will be required to be held of record by the investor. The investor's broker may not be reflected as the record holder; however, arrangements for Shares to be held in "street name" may be implemented in the future.

    Shareholders are entitled to one vote for each Share held and to vote on matters submitted to meetings of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of at least a majority of its Shares represented in person or by proxy at a meeting at which a quorum is present or by written consent without a meeting. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no preemptive or conversion rights and when issued are fully paid and non-assessable.

    The Trust's Declaration of Trust permits the Trustees to divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate beneficial interests in the Trust. Each Share represents an equal proportionate interest in the Trust with each other Share.

    The Trust may be terminated (i) by the affirmative vote of the holders of 66% of its outstanding Shares or (ii) by an instrument signed by a majority of the Trustees and consented to by the holders of two-thirds of the Trust's outstanding Shares. Upon termination of the Trust, the Trustees will wind up the affairs of the Trust, the Trust's business will be liquidated and the Trust's net assets will be distributed to the Trust's shareholders on a pro rata basis. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust documents include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the nature of the Trust's assets and operations, the possibility of the Trust being unable to meet its obligations is remote. Given the above limitations on shareholders' personal liability and the Trust's ability to meet its indemnification obligations, in the opinion of Massachusetts counsel to the Trust, the risk to Trust shareholders of personal liability is remote.

    The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Accordingly, the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ANTI-TAKEOVER PROVISIONS

The Trust presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure. A Trustee may be removed from office by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least 66% of the Shares. In addition, the affirmative vote or consent of the holders of 66% of the Shares of the Trust (a greater vote than that required by the 1940 Act and greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Trust from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

         (i) merger or consolidation of the Trust with or into any other corporation, association, trust or other organization;

        (ii) issuance of any securities of the Trust to any person or entity for cash;

        (iii) sale, lease or exchange of all or any substantial part of the assets of the Trust, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period); or

        (iv) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Trust. However, such 66% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction, in which case, with respect to (i) and (iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and (iv) above, a shareholder vote or consent would be required. Furthermore, any amendment to the provisions in the Declaration of Trust requiring a 66% shareholder vote or consent for the foregoing transactions similarly requires a 66% shareholder vote or consent.

    The foregoing provisions will make more difficult a change in the Trust's management, or consummation of the foregoing transactions without the Trustee's approval, and would, in the event a secondary market were to develop in the Shares, have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. See "Further Information."

SHARE REPURCHASES AND TENDERS
--------------------------------------------------------------------------------

The Board of Trustees of the Trust currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for holders of the Shares, there can be no assurance that such tender offers will in fact be undertaken, completed or, if completed, that they will provide sufficient liquidity for all holders of Shares who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid.

    Although the Board of Trustees believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Trust will decrease the total assets of the Trust, and therefore, have the effect of increasing the Trust's expense ratio. Because of the nature of the Trust's investment objective and policies and the Trust's portfolio, the Investment Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Trust may be required to borrow money in order to finance repurchases and tenders. The Trust's Declaration of Trust authorizes the Trust to borrow money for such purposes.

    Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Trust cannot accept tenders if (1) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements or (2) there is, in the judgment of the Trustees, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Shares if Shares were repurchased. The Trustees may modify these conditions in light of experience.

    Any tender offer made by the Trust for its Shares will be at a price equal to the net asset value of the Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Trust, the Trust will establish procedures which will be specified in the tender offer documents to enable holders of Shares to ascertain readily such net asset value. Each offer will be made and holders of Shares notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. If any tender offer, after consideration and approval by the Trustees, is undertaken by the Trust, the terms of such tender offer will set forth the maximum number of Shares (if less than all) that the Trust is willing to purchase pursuant to the tender offer. The Trust will purchase, subject to such maximum number of Shares tendered in accordance with the terms of the offer, all Shares tendered unless it determines to accept none of them. In the event that a number of Shares in excess of such maximum number of outstanding Shares are tendered in accordance with the Trust's tender offer, the Trust intends to purchase, on a pro rata basis, an amount of tendered Shares equal to such maximum number of the outstanding Shares or, alternatively, to extend the offering period and increase the number of Shares that the Trust is offering to purchase. The Trust will pay all costs and expenses associated with the making of any tender offer.

    During the fiscal year October 1, 1995 through September 30, 1996, the Trust completed four tender offers. The first tender offer commenced on November 13, 1995 and resulted in the tender of 1,129,316 Shares. The second tender offer commenced on February 21, 1996 and resulted in the tender of 1,331,375 Shares. The third tender offer commenced on May 15, 1996 and resulted in the tender of 1,486,625 Shares. The fourth tender offer commenced on August 14, 1996 and resulted in the tender of 1,723,469 shares.

    If the Trust must liquidate portfolio holdings in order to purchase Shares tendered, the Trust may realize gains and losses. Such gains may be realized on securities held for less than three months. Because of the limitation of 30% on the portion of the Trust's annual gross income that may be derived from the sale or disposition of securities held less than three months (in order to retain the Trust's tax status as a regulated investment company under the Code), such gains would reduce the ability of the Trust to sell other portfolio holdings held for less than three months that the Trust may wish to sell in the ordinary course of its portfolio management, which may adversely affect the Trust's yield.

EARLY WITHDRAWAL CHARGE

Any early withdrawal charge to defray distribution expenses will be charged in connection with Shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers, except as noted below. The early withdrawal charge will be imposed on a number of Shares accepted for tender the value of which exceeds the aggregate value at the time the tender is accepted of (a) all Shares in the account purchased more than four years prior to such acceptance, (b) all Shares in the account acquired through reinvestment of dividends and distributions, and (c) the increase, if any, of value of all other Shares in the account (namely those purchased within the four years preceding the acceptance) over the purchase price of such Shares. Accordingly, the early withdrawal charge is not imposed on Shares acquired through reinvestment of dividends and distributions or on any increases in the net asset value of Shares above the initial purchase price. The early withdrawal charge will be paid to the Investment Adviser. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                      EARLY
      YEAR OF REPURCHASE           WITHDRAWAL
        AFTER PURCHASE               CHARGE
-------------------------------  ---------------
First..........................       3.0%
Second.........................       2.5%
Third..........................       2.0%
Fourth.........................       1.0%
Fifth and following............       0.0%

    The following example will illustrate the operation of the early withdrawal charge. Assume that an investor purchases $1,000 of the Trust's Shares for cash and that 21 months later the value of the account has grown through the reinvestment of dividends and capital appreciation to $1,200. The investor then may submit for repurchase pursuant to a tender offer up to $200 of Shares without incurring an early withdrawal charge. If the investor should submit for repurchase pursuant to a tender offer $500 of Shares, an early withdrawal charge would be imposed on $300 of the Shares submitted. The charge would be imposed at the rate of 2.5% because it is in the second year after the purchase was made, and the charge would be $7.50. For the fiscal years ended September 30, 1994, 1995 and 1996, InterCapital informed the Trust that it received approximately $541,000, $219,000 and $728,000, respectively, in withdrawal fees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

The Trust continuously offers Shares through Dean Witter Distributors Inc., which is acting as the distributor of the Shares, through certain broker-dealers, including Dean Witter Reynolds Inc. ("DWR"), which have entered into selected dealer agreements with the Distributor ("Selected
Broker-Dealers"). The Trust or the Distributor may suspend the continuous offering of the Shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time.

    Dean Witter Distributors Inc. serves as distributor of the Trust's shares pursuant to a Distribution Agreement initially approved by the Trustees on October 30, 1992. The Distribution Agreement had an initial term ending April 30, 1994, and provides under its terms that it will continue from year to year thereafter if approved by the Board. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1997.

    None of the Trust, the Distributor or the Investment Adviser intends to make a secondary market in the Shares. Accordingly, there is not expected to be any secondary trading market in the Shares, and an investment in the Shares should be considered illiquid.

    The minimum investment in the Trust is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Prime Income Trust, directly to Dean Witter Trust Company, an affiliate of the Distributor (the "Transfer Agent") at P.O. Box 1040, Jersey City, New Jersey 07303 or by contacting an account executive of DWR or of a Selected Broker-Dealer. Certificates for Shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Trust are sold through Dean Witter Distributors Inc. or a Selected Broker-Dealer on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Trust purchased through the Distributor or a Selected Broker-Dealer are entitled to dividends beginning on the next business day following settlement date. Since the Distributor or a Selected Broker-Dealer forwards investors' funds on settlement date, they may benefit from the temporary use of the funds where payment is made prior thereto.

    The Shares are offered by the Trust at the then current net asset value per share next computed after the Distributor receives an order to purchase from an investor's dealer or directly from the investor. See "Determination of Net Asset Value." The Investment Adviser compensates the Distributor at a rate of 2.75% of the purchase price of Shares purchased from the Trust. The Distributor may reallow to dealers 2.5% of the purchase price of Shares of the Trust purchased by such dealers. If such Shares remain outstanding after one year from the date of their initial purchase, the Investment Adviser currently intends to compensate the Distributor at an annual rate equal to 0.10% of the net asset value of the Shares sold and remaining outstanding. Such 0.10% fee will begin accruing after one year from the date of the initial purchase of the Shares. The compensation to the Distributor described above is paid by the Investment Adviser from its own assets, which may include profits from the advisory fee payable under the Advisory Agreement, as well as borrowed funds. An early withdrawal charge payable to the Investment Adviser of up to 3.0% of the original purchase price of the Shares will be imposed on most Shares held for four years or less that are accepted for repurchase pursuant to a tender offer by the Trust. See "Share Repurchases and Tenders." The compensation paid to the Distributor, including compensation paid in connection with the purchase of Shares from the Trust, the annual payments referred to above and the early withdrawal charge, if any, described above, will not in the aggregate exceed the applicable limit (currently 7.25%) as determined from time to time by the National Association of Securities Dealers, Inc.

YIELD INFORMATION
--------------------------------------------------------------------------------

The Trust may, from time to time, publish its yield. The yield on Trust Shares normally will fluctuate. Therefore, the yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its Shares. The Trust's yield is affected by changes in prevailing interest rates, average portfolio maturity and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

    The yield of the Trust is computed by dividing the Trust's net investment income over a 30-day period by an average value (using the average number of Shares entitled to receive dividends and the net asset value per Share at the end of the period), all in accordance with the standardized yield formula prescribed by the SEC for open-end investment companies. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Trust's yield. For the 30-day period ended September 30, 1996, the Trust's yield, calculated pursuant to this formula, was 7.04%.

    On occasion, the Trust may compare its yield to (i) the Prime Rate, quoted daily in THE WALL STREET JOURNAL as the base rate on corporate loans at large U.S. money center commercial banks, (ii) one or more averages compiled by DONOGHUE'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market mutual funds, (iii) the average yield reported by the BANK RATE MONITOR NATIONAL INDEX for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iv) yield data published by Lipper Analytical Services, Inc., or (v) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Trust may compare the Prime Rate, the DONOGHUE'S averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
--------------------------------------------------------------------------------

The Bank of New York, 90 Washington Street, New York, New York 10286, is the Trust's custodian and has custody of all securities and cash of the Trust. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by the Trust. Any of the Trust's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, an affiliate of Dean Witter InterCapital Inc., the Trust's Investment Adviser, Dean Witter Services Company Inc., the Trust's Administrator and Dean Witter Distributors Inc., the Trust's Distributor, is the dividend disbursing and transfer agent of the Trust. Dean Witter Trust Company charges the Trust an annual per shareholder account fee.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

The Trust will send to shareholders semi-annual reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent accountants, together with their report thereon, will be sent to shareholders each year.

LEGAL COUNSEL
--------------------------------------------------------------------------------

Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Adviser, is an officer and the General Counsel of the Trust.

EXPERTS
--------------------------------------------------------------------------------

The September 30, 1996 financial statements of the Trust, included herein, have been so included in reliance upon the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CODE OF ETHICS

Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sales within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES

All inquiries regarding the Trust should be directed to the Trust at the telephone number or address set forth on the front cover of this Prospectus.

    This Prospectus does not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the Rules and Regulations of the SEC.

PRIME INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of Prime Income Trust

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Prime Income Trust (the "Trust") at September 30, 1996, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period November 30, 1989 (commencement of operations) through September 30, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and, with respect to senior collateralized loans, the selling participants and agent banks, provide a reasonable basis for the opinion expressed above.

    As explained in Note 1, the financial statements include senior collateralized loans valued at $874,153,297 (93 percent of net assets), which values have been estimated by the Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Trustees in arriving at its estimates of values of such senior collateralized loans and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, those estimated values may differ significantly from the values that would have been used had a ready market for the senior collateralized loans existed, and the differences could be material.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 11, 1996

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 PRINCIPAL             DESCRIPTION
AMOUNT (IN                 AND                     INTEREST
THOUSANDS)            MATURITY DATE                  RATES            VALUE
-----------  --------------------------------  -----------------   ------------
SENIOR COLLATERALIZED TERM LOANS (A) (93.0%)

             ADVERTISING (3.3%)
$    7,250   Eller Media Co., due 12/21/03...        8.69      %   $  7,249,637
     5,844   Outdoor Systems, Inc., due
             12/31/02........................        9.03             5,844,101
     5,844   Outdoor Systems, Inc., due
             12/31/03........................        9.03             5,844,101
    12,000   Treasure Chest Advertising Co.,
             Inc., due 12/31/02..............        7.94            12,000,000
                                                                   ------------
                                                                     30,937,839
                                                                   ------------

             AEROSPACE (1.3%)
       561   Gulf Stream Aerospace Corp., due
             03/31/97........................        7.63               560,565
     2,900   Gulf Stream Aerospace Corp., due
             03/31/98........................        8.69             2,899,043
     5,608   Howmet Corp., due 11/20/02......        8.50             5,608,102
     3,105   Howmet Corp., due 05/20/03......        8.75             3,104,820
                                                                   ------------
                                                                     12,172,530
                                                                   ------------

             AIR FREIGHT (1.1%)
     5,000   Continental Micronesia, Inc.
             (Participation: Bankers Trust
             Co.) (b), due 07/31/01..........        7.25             4,998,550
     5,000   Continental Micronesia, Inc.,
             due 07/31/01....................        7.25             4,998,550
                                                                   ------------
                                                                      9,997,100
                                                                   ------------

             APPAREL (1.9%)
       866   Anvil Knitwear, Inc., due
             02/03/01........................        7.94               866,718
     8,936   Anvil Knitwear, Inc., due
             02/02/02........................   8.94 to 10.25         8,934,967
     4,525   Hosiery Corporation of America,
             Inc., due 07/31/01..............    8.75 to 9.06         4,525,043
       277   London Fog Industries, Inc.*,
             due 05/31/02....................        0.00               263,580
     2,823   London Fog Industries, Inc., due
             05/31/02........................        9.25      +      2,681,831
       581   London Fog Industries, Inc. (c),
             due 05/31/02....................       12.50               551,691
                                                                   ------------
                                                                     17,823,830
                                                                   ------------

             AUTO PARTS (1.8%)
     9,444   Hayes Wheels International,
             Inc., due 07/31/03..............    8.47 to 8.60         9,444,603
     7,555   Hayes Wheels International,
             Inc., due 07/31/04..............    8.97 to 9.10         7,555,580
                                                                   ------------
                                                                     17,000,183
                                                                   ------------

             BEVERAGES - SOFT DRINKS (1.1%)
     3,960   Select Beverages, Inc., due
             06/30/01........................    8.75 to 9.06         3,959,557
     5,940   Select Beverages, Inc., due
             06/30/02........................    9.00 to 9.19         5,939,403
                                                                   ------------
                                                                      9,898,960
                                                                   ------------

             BREWERS (1.6%)
    15,000   The Stroh Brewery Co., due
             06/30/01........................        8.56            15,000,000
                                                                   ------------

             BROADCAST MEDIA (4.1%)
     3,500   Benedek Broadcasting Corp., due
             05/01/01........................        8.50             3,500,070
     3,500   Benedek Broadcasting Corp., due
             11/01/02........................        9.00             3,500,070
     4,971   Chancellor Broadcasting Co., due
             09/01/03........................        8.25             4,971,528
    10,000   Citicasters, Inc., due
             09/18/04........................        8.19             9,999,900
     9,587   River City Broadcasting, L.P.,
             due 12/31/99....................        8.63             9,587,239
     6,522   Silver King Communications,
             Inc., due 07/31/02..............        8.44             6,521,457
                                                                   ------------
                                                                     38,080,264
                                                                   ------------

             BUILDING MATERIALS (1.3%)
    12,479   National Gypsum Co., due
             09/30/03........................    7.84 to 8.00        12,478,470
                                                                   ------------

             BUSINESS SERVICES (1.7%)
     8,000   Experian Information Solutions,
             Inc., due 09/18/03..............        8.63             7,999,600
     8,000   Experian Information Solutions,
             Inc., due 09/18/04..............        9.13             7,999,520
                                                                   ------------
                                                                     15,999,120
                                                                   ------------

             CABLE TELEVISION EQUIPMENT
             (1.1%)
    10,000   Marcus Cable Operating Co. L.P.,
             due 04/30/04....................    8.22 to 8.44        10,000,347
                                                                   ------------

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL             DESCRIPTION
AMOUNT (IN                 AND                     INTEREST
THOUSANDS)            MATURITY DATE                  RATES            VALUE
-----------  --------------------------------  -----------------   ------------
             CABLE/CELLULAR (5.9%)
$   10,000   Charter Communications
             Entertainment I, L.P., due
             12/31/04........................        8.25      %   $ 10,000,100
    25,000   Nextel Communications, Inc., due
             06/30/03........................       10.25            25,000,000
    20,000   Western Wireless Corp., due
             03/31/05........................        8.31            19,999,800
                                                                   ------------
                                                                     54,999,900
                                                                   ------------

             COAL (0.7%)
     7,000   Alliance Coal Corp., due
             12/31/02........................        8.88             6,999,650
                                                                   ------------

             CONSUMER PRODUCTS (1.7%)
     6,411   Chattem, Inc., due 10/29/03.....   8.23 to 10.50         6,412,501
    10,000   Revlon Consumer Products Corp.,
             due 03/31/99....................    8.00 to 8.19         9,998,854
                                                                   ------------
                                                                     16,411,355
                                                                   ------------

             CONTAINERS (1.8%)
    16,794   Silgan Corporations, due
             03/15/02........................    8.53 to 8.75        16,791,581
                                                                   ------------

             CONVENIENCE STORES (1.0%)
     9,456   Cumberland Farms, Inc.
             (Participation: Merrill Lynch &
             Co., Inc.) (b), due 12/31/98....        8.75             9,455,898
                                                                   ------------

             DRUG STORES (1.2%)
     7,500   Duane Reade, Inc., due
             12/31/99........................        9.50             7,498,950
     3,549   M & H Drugs, Inc., due
             12/31/96........................        9.63             3,548,835
                                                                   ------------
                                                                     11,047,785
                                                                   ------------

             ELECTRONICS (1.1%)
     6,000   Details, Inc., due 01/31/02.....        8.50             5,997,300
     3,975   Vernitron Corp., due 04/25/02...   9.38 to 10.50         3,975,119
                                                                   ------------
                                                                      9,972,419
                                                                   ------------

             ENTERTAINMENT & LEISURE TIME
             (4.4%)
    10,726   AMF Group, Inc., due 03/31/03...        8.44            10,724,163
     4,228   AMF Group, Inc., due 03/31/04...        8.69             4,227,372
    14,438   Orion Pictures Corp., due
             06/30/01........................    8.06 to 8.13        14,437,261
    11,707   Six Flags Theme Parks, Inc., due
             06/23/03........................        8.44            11,706,800
                                                                   ------------
                                                                     41,095,596
                                                                   ------------

             EQUIPMENT (1.1%)
     9,880   Primeco, Inc., due 12/31/00.....    8.56 to 8.63         9,878,558
                                                                   ------------

             FOOD PROCESSING (3.2%)
    10,973   American Italian Pasta Co., due
             02/27/04........................    9.31 to 9.50        10,967,607
     8,839   Keebler Holding Corp., due
             07/31/03........................    8.38 to 9.19         8,834,682
     9,876   Keebler Holding Corp., due
             07/31/04........................    8.63 to 9.19         9,873,811
                                                                   ------------
                                                                     29,676,100
                                                                   ------------

             FOOD SERVICES (3.7%)
     6,743   Rykoff-Sexton, Inc., due
             10/31/02........................        8.63             6,743,041
     3,236   Rykoff-Sexton, Inc., due
             04/30/03........................        8.88             3,236,357
     5,880   SC International Services, Inc.
             & Caterair International Corp.,
             due 09/15/01....................    8.50 to 8.63         5,879,651
     7,333   SC International Services, Inc.
             & Caterair International Corp.,
             due 09/15/02....................    8.50 to 8.63         7,332,675
     1,613   SC International Services, Inc.
             & Caterair International Corp.,
             due 09/15/03....................    8.75 to 8.88         1,612,535
     6,652   Volume Services, Inc., due
             12/31/02........................        8.75             6,651,602
     3,326   Volume Services, Inc., due
             12/31/03........................        9.25             3,325,734
                                                                   ------------
                                                                     34,781,595
                                                                   ------------

             FOODS & BEVERAGES (1.7%)
     3,125   Restaurants Unlimited, Inc., due
             06/03/00........................        9.00             3,125,000
     7,912   Van de Kamp's, Inc., due
             04/30/03........................   8.88 to 10.25         7,916,231
     4,951   Van de Kamp's, Inc., due
             09/30/03........................   9.13 to 10.50         4,953,819
                                                                   ------------
                                                                     15,995,050
                                                                   ------------

             FUNERAL SERVICES (1.1%)
     5,000   Prime Succession, Inc., due
             08/01/03........................    8.49 to 8.68         4,998,455
     5,000   Prime Succession, Inc.
             (Participation: Goldman Sachs &
             Co.) (b), due 08/01/03..........    8.49 to 8.68         4,999,800
                                                                   ------------
                                                                      9,998,255
                                                                   ------------

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL             DESCRIPTION
AMOUNT (IN                 AND                     INTEREST
THOUSANDS)            MATURITY DATE                  RATES            VALUE
-----------  --------------------------------  -----------------   ------------
             GAS - TRUCK STOP (0.4%)
$    3,682   Petro PSC Properties, L.P., due
             05/24/01........................        8.80      %   $  3,680,668
                                                                   ------------

             HEALTHCARE (2.1%)
     7,260   Community Health Systems, Inc.,
             due 12/31/03....................        8.63             7,260,564
     7,260   Community Health Systems, Inc.,
             due 12/31/04....................        9.13             7,260,492
     5,479   Community Health Systems, Inc.,
             due 12/31/05....................        9.38             5,479,562
                                                                   ------------
                                                                     20,000,618
                                                                   ------------

             HOUSEHOLD FURNISHINGS &
             APPLIANCES (2.0%)
     9,875   Graco Children's Products, Inc.,
             due 06/30/03....................       10.25             9,875,000
    10,000   Lifestyle Furnishings
             International, Ltd., due
             08/05/04........................        8.50            10,000,100
                                                                   ------------
                                                                     19,875,100
                                                                   ------------

             INDUSTRIALS (0.8%)
     7,714   UCAR International, Inc., due
             12/31/02........................        7.63             7,714,826
                                                                   ------------

             MANUFACTURING (5.0%)
     3,103   C.S. Brooks Canada, Inc., due
             06/30/02........................        8.69             3,103,603
     6,897   C.S. Brooks Canada, Inc., due
             06/30/04........................        8.94             6,896,828
     9,925   Desa International, Inc., due
             08/31/01........................    7.94 to 8.13         9,925,106
     9,980   Desa International, Inc., due
             02/28/03........................    8.44 to 9.50         9,980,274
     5,282   InterMetro Industries Corp., due
             06/30/03........................    8.50 to 8.56         5,282,417
     4,108   InterMetro Industries Corp., due
             06/30/04........................    9.00 to 9.06         4,108,467
     8,000   Panavision, Inc., due
             03/31/04........................    8.69 to 8.94         8,001,104
                                                                   ------------
                                                                     47,297,799
                                                                   ------------

             MANUFACTURING - DIVERSIFIED
             (0.6%)
     5,200   Health O'Meter, Inc., due
             08/15/01........................        8.25             5,199,376
                                                                   ------------

             MEDIA GROUP (1.5%)
    13,961   ADVO, Inc., due 03/31/04........        8.57            13,960,692
                                                                   ------------

             MEDICAL PRODUCTS & SUPPLIES
             (2.6%)
     4,909   Dade International, Inc., due
             12/31/02........................        8.75             4,908,845
     4,909   Dade International, Inc., due
             12/31/03........................        9.13             4,907,962
     5,182   Dade International, Inc., due
             12/31/04........................        9.38             5,180,523
     2,727   Medical Specialties Group, Inc.,
             due 06/30/01....................        7.42             2,727,273
     7,273   Medical Specialties Group, Inc.,
             due 06/30/04....................        8.17             7,272,655
                                                                   ------------
                                                                     24,997,258
                                                                   ------------

             METALS & MINING (1.0%)
     9,000   U.S. Silica Corp., due
             12/31/03........................        8.88             9,000,270
                                                                   ------------

             MISCELLANEOUS (4.5%)
    29,760   Borg-Warner Security Corp., due
             12/31/98........................        8.75            29,758,849
    12,865   Pinnacle Brands, Inc., due
             05/29/02........................        8.79            12,861,357
                                                                   ------------
                                                                     42,620,206
                                                                   ------------

             OFFICE EQUIPMENT (0.7%)
     6,892   Knoll, Inc., due 08/31/03.......    8.48 to 8.50         6,891,616
                                                                   ------------

             OIL (0.8%)
     7,500   Calciner Industries, Inc., due
             09/30/04........................        8.82             7,498,200
                                                                   ------------

             PAPER PRODUCTS (0.4%)
     2,994   Mail-Well Corp., due 07/31/03...        8.44             2,994,324
     1,078   Supermex, Inc., due 07/31/03....        8.44             1,077,823
                                                                   ------------
                                                                      4,072,147
                                                                   ------------

             PUBLISHING - BUSINESS (1.6%)
    15,000   Advanstar Communications, Inc.,
             due 12/31/03....................        8.63            15,000,450
                                                                   ------------

             RAILROAD EQUIPMENT (1.0%)
     9,750   Johnstown America Industries,
             Inc., due 03/31/03..............    8.50 to 9.00         9,752,277
                                                                   ------------

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL             DESCRIPTION
AMOUNT (IN                 AND                     INTEREST
THOUSANDS)            MATURITY DATE                  RATES            VALUE
-----------  --------------------------------  -----------------   ------------
             RECORD & TAPE (0.3%)
$    4,876   Camelot Music, Inc., due
             02/28/01........................        9.75      %   $  3,022,500
                                                                   ------------

             RETAIL - DEPARTMENT STORES
             (3.7%)
    14,689   Caldor Corp. (Revolver), due
             12/31/98........................    6.19 to 8.25        14,686,755
    14,863   Kmart Corp., due 06/06/99.......        8.00            14,862,945
     5,420   Kmart Corp. (Revolver), due
             06/06/99........................    7.94 to 9.75         5,420,044
                                                                   ------------
                                                                     34,969,744
                                                                   ------------

             RETAIL - SPECIALTY (2.5%)
    13,400   AnnTaylor, Inc., due 07/29/98...        8.13            13,400,804
    10,000   Kirkland's, Inc., due
             06/30/02........................   9.31 to 11.00        10,000,598
                                                                   ------------
                                                                     23,401,402
                                                                   ------------

             SPECIALTY PACKAGING (1.1%)
     5,940   Calmar, Inc., due 09/15/03......   8.63 to 10.25         5,939,705
     4,455   Calmar, Inc., due 03/15/04......   8.88 to 10.50         4,454,778
                                                                   ------------
                                                                     10,394,483
                                                                   ------------

             SPORTING GOODS (2.1%)
     4,278   E & S Holdings Corp., due
             09/30/04........................       10.00             4,277,778
     4,278   E & S Holdings Corp., due
             09/30/05........................       10.50             4,277,778
     2,444   E & S Holdings Corp., due
             03/30/06........................       11.00             2,444,444
     1,503   Worldwide Sports & Recreation,
             Inc., due 04/26/00..............    8.50 to 8.56         1,502,392
     7,318   Worldwide Sports & Recreation,
             Inc., due 04/26/01..............        9.06             7,316,717
                                                                   ------------
                                                                     19,819,109
                                                                   ------------

             SUPERMARKETS (3.6%)
     7,716   Food 4 Less Supermarkets, Inc.,
             due 06/15/01....................        8.50             7,716,232
     2,594   Food 4 Less Supermarkets, Inc.,
             due 02/15/04....................        9.75             2,594,634
     3,227   Food 4 Less Supermarkets, Inc.
             (Revolver), due 06/15/01........    8.19 to 8.31         3,227,916
     4,677   Smith's Food & Drug Centers,
             Inc., due 11/30/03..............        8.69             4,677,255
     4,677   Smith's Food & Drug Centers,
             Inc., due 11/30/04..............        9.19             4,677,255
     4,677   Smith's Food & Drug Centers,
             Inc., due 08/31/05..............        9.44             4,677,255
     3,778   Star Markets Company, Inc., due
             12/31/01........................        8.50             3,777,216
     2,830   Star Markets Company, Inc., due
             12/31/02........................        9.00             2,829,924
                                                                   ------------
                                                                     34,177,687
                                                                   ------------

             TEXTILES (1.1%)
     5,000   Blackstone Capital Company II,
             L.L.C., due 01/13/97............        9.00             5,000,100
     5,000   Wasserstein/C&A Holdings,
             L.L.C., due 01/13/97............        9.13             4,999,900
                                                                   ------------
                                                                     10,000,000
                                                                   ------------

             TOYS (1.5%)
     7,241   Ritvik Toys, Inc., due
             02/08/03........................        8.94             7,240,943
     7,241   Ritvik Toys, Inc., due
             02/08/04........................        9.44             7,240,943
                                                                   ------------
                                                                     14,481,886
                                                                   ------------

             WHOLESALE DISTRIBUTOR (1.6%)
    14,912   American Marketing Industries,
             Inc., due 11/29/02..............    8.94 to 9.13        14,912,142
                                                                   ------------

             WIRE & CABLE (1.6%)
     9,939   International Wire Group, Inc.,
             due 09/30/02....................        8.54             9,938,798
     4,981   International Wire Group, Inc.,
             due 09/30/03....................    8.97 to 9.41         4,981,658
                                                                   ------------
                                                                     14,920,456
                                                                   ------------
             TOTAL SENIOR COLLATERALIZED TERM LOANS (IDENTIFIED
             COST $873,583,456).................................   $874,153,297
                                                                   ------------
 NUMBER OF
  SHARES
-----------
PREFERRED STOCK (0.1%)

             APPAREL
             London Fog Industries, Inc. 17.50% due 2/28/05
     1,722 K (Series A-1) (Restricted) (c)
             (Identified Cost $2,175,563).......................
                                                                      1,222,422
                                                                   ------------

PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                              VALUE
-----------                                                        ------------
COMMON STOCKS (0.0%)

             APPAREL (0.0%)
     1,291   London Fog Industries, Inc. (Restricted)...........             --
                                                                   ------------

             FOOD SERVICES (0.0%)
     4,209   Flagstar Companies (Restricted)....................   $      8,681
                                                                   ------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $60,507)......          8,681
                                                                   ------------

 PRINCIPAL
AMOUNT (IN                                          COUPON
THOUSANDS)                                           RATE
-----------                                    -----------------
SHORT-TERM INVESTMENTS (6.1%)
                                     COMMERCIAL PAPER (D) (4.4%)

             INSURANCE
$   41,000   AIG Funding, Inc.**
             (Amortized Cost $40,988,042),
             due 10/03/96....................        5.25      %   $ 40,988,042
                                                                   ------------
REPURCHASE AGREEMENT (1.7%)
    15,879   The Bank of New York (dated
             09/30/96; proceeds $15,881,039;
             collateralized by $15,862,607
             U.S. Treasury Note 5.625% due
             10/31/97 valued at $16,196,411)
             (Identified Cost $15,878,834),
             due 10/01/96....................        5.00            15,878,834
                                                                   ------------

TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $56,866,876)..........................................      56,866,876
                                                                                                      --------------
TOTAL INVESTMENTS (IDENTIFIED COST $932,686,402) (E)...................................       99.2       932,251,276
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.........................................        0.8         7,219,269
                                                                                         -----------  --------------
NET ASSETS.............................................................................      100.0  % $  939,470,545
                                                                                         -----------  --------------
                                                                                         -----------  --------------

------------------------

 K   IN THOUSANDS.

 *   NON-INCOME PRODUCING SECURITY.

**   ALL OR A PORTION OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH
     UNFUNDED LOAN COMMITMENTS.

 +   3 PERCENT PAID IN CASH, 6.25 PERCENT PAYMENT-IN-KIND; CONVERTS TO PRIME
     PLUS 1 PERCENT CASH PAYMENT ON MAY 31, 1997.

(A)  FLOATING RATE SECURITIES. INTEREST RATES SHOWN ARE THOSE IN EFFECT AT
     SEPTEMBER 30, 1996.

(B)  PARTICIPATION: PARTICIPATION INTERESTS WERE ACQUIRED THROUGH THE FINANCIAL
     INSTITUTIONS INDICATED PARENTHETICALLY.

(C)  PAYMENT-IN-KIND SECURITY.

(D)  SECURITY WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS
     BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

(E)  THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES IDENTIFIED
     COST. THE AGGREGATE GROSS UNREALIZED APPRECIATION WAS $2,769,458 AND THE
     AGGREGATE GROSS UNREALIZED DEPRECIATION WAS $3,204,584, RESULTING IN NET
     UNREALIZED DEPRECIATION OF $435,126.

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost
  $932,686,402).................................  $ 932,251,276
Cash............................................      3,709,177
Receivable for:.................................
  Interest......................................      6,710,184
  Shares of beneficial interest sold............      3,913,682
Prepaid expenses and other assets...............        446,455
                                                  -------------
      TOTAL ASSETS..............................    947,030,774
                                                  -------------
LIABILITIES:
Payable for:
  Dividends to shareholders.....................        832,133
  Investment advisory fee.......................        689,001
  Administration fee............................        196,420
Deferred loan fees..............................      5,635,444
Accrued expenses and other payables.............        207,231
Commitments and contingencies (Note 7)..........       --
                                                  -------------
      TOTAL LIABILITIES.........................      7,560,229
                                                  -------------
NET ASSETS:
Paid-in-capital.................................    944,540,145
Net unrealized depreciation.....................       (435,126)
Accumulated undistributed net investment
  income........................................        238,827
Accumulated net realized loss...................     (4,873,301)
                                                  -------------
      NET ASSETS................................  $ 939,470,545
                                                  -------------
                                                  -------------
NET ASSET VALUE PER SHARE, 94,535,310 shares
  outstanding (unlimited shares authorized of
  $.01 par value)...............................          $9.94
                                                  -------------
                                                  -------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

NET INVESTMENT INCOME:
  INCOME
    Interest.....................................  $ 62,118,753
    Net facility, amendment and other fees.......     3,749,154
    Other income.................................       223,914
                                                   ------------
      TOTAL INCOME...............................    66,091,821
                                                   ------------
  EXPENSES
    Investment advisory fee......................     6,524,700
    Administration fee...........................     1,845,500
    Professional fees............................       609,473
    Transfer agent fees and expenses.............       447,960
    Registration fees............................       423,120
    Shareholder reports and notices..............       291,308
    Custodian fees...............................        90,605
    Trustees' fees and expenses..................        22,462
    Other........................................       499,224
                                                   ------------
      TOTAL EXPENSES.............................    10,754,352
                                                   ------------
        NET INVESTMENT INCOME....................    55,337,469
                                                   ------------

NET REALIZED AND UNREALIZED LOSS:
  Net realized loss..............................    (1,507,802)
  Net change in unrealized
   appreciation/depreciation.....................    (2,222,920)
                                                   ------------
      NET LOSS...................................    (3,730,722)
                                                   ------------
        NET INCREASE.............................  $ 51,606,747
                                                   ------------
                                                   ------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  FOR THE            FOR THE
                                                                                                YEAR ENDED         YEAR ENDED
                                                                                               SEPTEMBER 30,      SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS:                                                                 1996               1995
                                                                                             -----------------  -----------------
 Operations:
    Net investment income..................................................................   $    55,337,469    $    31,803,245
    Net realized loss......................................................................        (1,507,802)        (2,551,571)
    Net change in unrealized appreciation/depreciation.....................................        (2,222,920)         2,716,998
                                                                                             -----------------  -----------------
      Net increase.........................................................................        51,606,747         31,968,672
                                                                                             -----------------  -----------------
  Dividends and distributions from:
    Net investment income..................................................................       (55,512,316)       (31,409,897)
    Net realized gain......................................................................         --                  (957,304)
                                                                                             -----------------  -----------------
      Total                                                                                       (55,512,316)       (32,367,201)
  Net increase from transactions in shares of beneficial interest..........................       422,015,153        216,725,076
                                                                                             -----------------  -----------------
      Total increase.......................................................................       418,109,584        216,326,547
NET ASSETS:
  Beginning of period......................................................................       521,360,961        305,034,414
                                                                                             -----------------  -----------------
  END OF PERIOD (Including undistributed net investment income of $238,827 and $413,674,
   respectively)...........................................................................   $   939,470,545    $   521,360,961
                                                                                             -----------------  -----------------
                                                                                             -----------------  -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash Flows Provided by Operating Activities:
  Net investment income....................................................................................     $   55,337,469
  Adjustments to reconcile net investment income to net cash from operating activities:
    Increase in receivables and other assets related to operations.........................................         (2,269,978)
    Increase in payables related to operations.............................................................            342,841
    Net loan fees received.................................................................................          5,812,854
    Amortization of loan fees..............................................................................         (3,749,154)
    Accretion of discounts.................................................................................         (1,045,950)
                                                                                                             --------------------
      Net cash provided by operating activities............................................................         54,428,082
                                                                                                             --------------------
Cash Flows Used for Investing Activities:
  Purchases of investments.................................................................................       (853,386,468)
  Principal repayments/sales of investments................................................................        466,386,119
  Net sales/maturities of short-term investments...........................................................        (35,840,134)
                                                                                                             --------------------
      Net cash used for investing activities...............................................................       (422,840,483)
                                                                                                             --------------------
Cash Flows Provided by Financing Activities:
  Shares of beneficial interest sold.......................................................................        452,558,801
  Shares tendered..........................................................................................        (56,517,971)
  Dividends from net investment income (net of reinvested dividends of $26,959,275)........................        (27,941,451)
                                                                                                             --------------------
      Net cash provided by financing activities............................................................        368,099,379
                                                                                                             --------------------
Net decrease in cash.......................................................................................           (313,022)
Cash at beginning of year..................................................................................          4,022,199
                                                                                                             --------------------
CASH BALANCE AT END OF YEAR................................................................................     $    3,709,177
                                                                                                             --------------------
                                                                                                             --------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

    The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--(1) The Trustees believe that, at present, there are not sufficient market quotations provided by banks, dealers or pricing services respecting interests in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrower") to enable the Trust to properly value Senior Loans based on available market quotations. Accordingly, until the market for Senior Loans develops, interests in Senior Loans held by the Trust are valued at their fair value in accordance with procedures established in good faith by the Trustees. Under the procedures adopted by the Trustees, interests in Senior Loans are priced using a matrix which takes into account the relationship between current interest rates and interest rates payable on each Senior Loan, as well as the total number of days in each interest period and the period remaining until the next interest rate determination or maturity of the Senior Loan. Adjustments in the matrix-determined price of a Senior Loan will be made in the event of a default on a Senior Loan or a significant change in the creditworthiness of the Borrower. The fair values determined in accordance with these procedures may differ significantly from the market values that would have been used had a ready market for the Senior Loans existed; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost; and (4) all other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a facility fee, which is a fee paid to lenders upon origination of a Senior Loan and/or a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust amortizes the facility fee and accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are amortized over the expected term of the loan.

    C. SENIOR LOANS--The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

    D. FEDERAL INCOME TAX STATUS--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
    exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Trust
pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million and 0.85% to the portion of the daily net assets exceeding $500 million.

    Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT--Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

    Under the terms of the Administration Agreement, the Administrator maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $852,805,805 and $465,950,751, respectively.

    Shares of the Trust are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 1996, the Investment Adviser has informed the Trust that it received approximately $728,000 in early withdrawal charges.

    Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent. At September 30, 1996, the Trust had transfer agent fees and expenses payable of approximately $45,000.

    The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,907. At September 30, 1996, the Trust had an accrued pension liability of $45,562 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                                                   SHARES       AMOUNT
                                                                                 ----------  ------------
Balance, September 30, 1994....................................................  30,489,594  $305,799,916
Shares sold....................................................................  24,363,027   243,262,814
Shares issued to shareholders for reinvestment of dividends and
 distributions.................................................................   1,605,098    16,029,070
Shares tendered (four quarterly tender offers).................................  (4,259,745)  (42,566,808)
                                                                                 ----------  ------------
Balance, September 30, 1995....................................................  52,197,974   522,524,992
Shares sold....................................................................  45,304,780   451,573,849
Shares issued to shareholders for reinvestment of dividends....................   2,706,326    26,959,275
Shares tendered (four quarterly tender offers).................................  (5,673,770)  (56,517,971)
                                                                                 ----------  ------------
Balance, September 30, 1996....................................................  94,535,310  $944,540,145
                                                                                 ----------  ------------
                                                                                 ----------  ------------

    On October 25, 1996, the Trustees approved a tender offer to purchase up to 4 million shares of beneficial interest to commence on November 20, 1996.

PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. FEDERAL INCOME TAX STATUS--At September 30, 1996, the Trust had a net capital loss carryover of approximately $4,140,000 of which $1,384,000 will be available through September 30, 2003 and $2,756,000 will be available through September 30, 2004 to offset future capital gains to the extent provided by regulations.

    Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $557,000 during fiscal 1996.

    As of September 30, 1996, the Trust had temporary book/tax differences primarily attributable to post-October losses and market discount on revolver loans.

7. COMMITMENTS AND CONTINGENCIES--As of September 30, 1996, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                                                      UNFUNDED
                                     BORROWER                                        COMMITMENT
-----------------------------------------------------------------------------------  -----------
Caldor Corp........................................................................   $6,320,287
Kmart Corp.........................................................................  19,580,000
Food 4 Less Supermarkets, Inc......................................................  12,911,563
                                                                                     -----------
                                                                                     3$8,811,850
                                                                                     -----------
                                                                                     -----------

8. FINANCIAL INSTRUMENTS WITH CONCENTRATION OF CREDIT RISK--When the Trust purchases a Participation, the Trust typically enters into a contractual relationship with the Lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Trust assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Trust and the Borrower ("Intermediate Participants") and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. Because the Trust will only acquire Participations if the Selling Participant and each Intermediate Participant is a financial institution, the Trust may be considered to have a concentration of credit risk in the banking and brokerage industry. At September 30, 1996, such Participations had a fair value of $19,454,248.

    The Trust will only invest in Senior Loans where the Investment Adviser believes that the Borrower can meet debt service requirements in a timely manner and where the market value of the collateral at the time of investment equals or exceeds the amount of the Senior Loan. In addition, the Trust will only acquire Participations if the Selling Participant, and each Intermediate Participant, is a financial institution which meets certain minimum creditworthiness standards.

PRIME INCOME TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                      FOR THE PERIOD
                                                                                                                       NOVEMBER 30,
                                                                   FOR THE YEAR ENDED SEPTEMBER 30,                   1989* THROUGH
                                                    ---------------------------------------------------------------   SEPTEMBER 30,
                                                      1996       1995       1994       1993       1992       1991          1990
                                                    --------   --------   --------   --------   --------   --------   --------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period............  $ 9.99     $10.00     $ 9.91     $ 9.99     $10.00     $10.00        $10.00
                                                    --------   --------   --------   --------   --------   --------      ------
  Net investment income...........................    0.74       0.82       0.62       0.55       0.62       0.84          0.74
  Net realized and unrealized gain (loss).........   (0.04)      0.01       0.09      (0.08)     (0.01)        --         (0.01)
                                                    --------   --------   --------   --------   --------   --------      ------
  Total from investment operations................    0.70       0.83       0.71       0.47       0.61       0.84          0.73
                                                    --------   --------   --------   --------   --------   --------      ------
  Less dividends and distributions from:
    Net investment income.........................   (0.75)     (0.81)     (0.62)     (0.55)     (0.62)     (0.84)        (0.73)
    Net realized gain.............................      --      (0.03)        --         --         --         --            --
                                                    --------   --------   --------   --------   --------   --------      ------
Total dividends and distributions.................   (0.75)     (0.84)     (0.62)     (0.55)     (0.62)     (0.84)        (0.73)
                                                    --------   --------   --------   --------   --------   --------      ------
Net asset value, end of period....................  $ 9.94     $ 9.99     $10.00     $ 9.91     $ 9.99     $10.00        $10.00
                                                    --------   --------   --------   --------   --------   --------      ------
                                                    --------   --------   --------   --------   --------   --------      ------
TOTAL INVESTMENT RETURN+..........................    7.25%      8.57%      7.32%      4.85%      6.23%      8.77%         7.57%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................    1.46%      1.52%      1.60%      1.45%      1.47%      1.52%         1.48%(2)
Net investment income.............................    7.50%      8.11%      6.14%      5.53%      6.14%      8.23%         8.95%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........  $939,471   $521,361   $305,034   $311,479   $413,497   $479,941    $328,189
Portfolio turnover rate...........................       72%       102%       147%        92%        46%        42%           35%(1)

------------------------------
 *   COMMENCEMENT OF OPERATIONS.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
     DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                      APPENDIX A
HEDGING TRANSACTIONS
--------------------------------------------------------------------------------

INTEREST RATE AND OTHER HEDGING TRANSACTIONS. The Trust may in the future enter into various interest rate hedging and risk management transactions; however, it does not presently intend to engage in such transactions and will do so only after providing 30 days' written notice to shareholders. If in the future the Trust were to engage in such transactions, it expects to do so primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. In addition, with respect to fixed-income securities in the Trust's portfolio or to the extent an active secondary market develops in interests in Senior Loans in which the Trust may invest, the Trust may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Trust will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Trust's portfolio or obligations incurred by the Trust. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust's portfolio securities. The Investment Adviser currently actively utilizes various hedging techniques in connection with its management of other fixed income portfolios and the Trust believes that the Investment Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

    The types of hedging transactions in which the Trust is most likely to engage are interest rate swaps and the purchase or sale of interest rate caps or floors. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. The purchase of an interest rate cap entitles the Purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which payment obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

    In circumstances in which the Investment Adviser anticipates that interest rates will decline, the Trust might, for example, enter into an interest rate swap as the floating rate payor. In the case where the Trust purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Trust's counterparty would pay the Trust amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Trust would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Trust would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the financial instruments being hedged.

    The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Investment Adviser's ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if the Investment Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. For example, if the Trust had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Trust would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

    Any interest rate swaps entered into by the Trust would usually be done on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as any such hedging transactions entered into by the Trust will be for good-faith risk management purposes, the Investment Adviser and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its investment restrictions on borrowing. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid high quality securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian.

    The Trust will not enter into interest rate swaps, caps or floors if on a net basis the aggregate notional principal amount with respect to such agreement exceeds the net assets of the Trust. Thus, the Trust may enter into interest rate swaps, caps or floors with respect to its entire portfolio.

    There is no limit on the amount of interest rate swap transactions that may be entered into by the Trust. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the other party to an interest rate swap defaults, the Trust's risk of loss consists of the net amount of interest payments that the Trust contractually is entitled to receive. The creditworthiness of firms with which the Trust enters into interest rate swaps, caps or floors will be monitored on an ongoing basis by the Investment Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Trust's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps.

    The Trust is also authorized to enter into hedging transactions involving financial futures and options, but presently believes it is unlikely that it would enter into such transactions. The Trust may also invest in any new financial products which may be developed to the extent determined by the Board of Trustees to be consistent with its investment objective and otherwise in the best interests of the Trust and its shareholders. The Trust will engage in such transactions only to the extent permitted under applicable law and after providing 30 days' written notice to shareholders.

Prime Income Trust
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John H. Haire
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel

Rafael Scolari
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of Americas
New York, New York 10036

INVESTMENT ADVISER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

ADMINISTRATOR

Dean Witter Services Company Inc.
Two World Trade Center
New York, New York 10048

DISTRIBUTOR

Dean Witter Distributors Inc.
Two World Trade Center
New York, New York 10048